UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                           ADVANCED BIOPHOTONICS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

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

                                TABLE OF CONTENTS

                                                                           Page

Introduction..................................................................1

Outstanding Securities and Voting Rights......................................1

Questions and Answers About the Meeting and Voting............................2

Security Ownership of Certain Beneficial Owners and Management................6

Executive Officers and Key Employees..........................................8

Indebtedness of Executive Officers and Directors.............................10

Family Relationships.........................................................10

Legal Proceedings............................................................10

The Board of Directors and Corporate Governance..............................10

Executive Compensation and Related Matters...................................15

Section 16(a) Beneficial Ownership Reporting Compliance......................21

Report of the Compensation Committee on Executive Compensation...............22

      Item 1:  Election of Directors.........................................24

      Item 2:  Change of Corporate Name......................................27

      Item 3: The Approval of the 2005 Stock Incentive Compensation Plan.....32

Report of the Audit Committee................................................40

      Item 4: Ratification of the Appointment of Independent Auditors........42

Form 10-KSB..................................................................43

Deadline for Future Proposals of Stockholders................................43

Other Matters Which May Come Before the Annual Meeting.......................43

Solicitation of Proxies......................................................43

                           Advanced BioPhotonics Inc.

                            NOTICE OF ANNUAL MEETING

                                       and

                                 PROXY STATEMENT

                                      2006

                           ADVANCED BIOPHOTONICS INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 26, 2006

TO THE STOCKHOLDERS OF ADVANCED BIOPHOTONICS INC.:

      You are cordially invited to the 2006 Annual Meeting of Stockholders of Advanced BioPhotonics Inc., which will be held at Inn At Great Neck, 30 Cutter Mill Road, Great Neck, NY 11021, on Monday, June 26, 2006 beginning at 10:00 a.m., local time. The Annual Meeting will be held for the following purposes:

      1. To elect 7 members to our Board of Directors, each to hold office until the 2007 Annual Meeting and until his successor is elected and qualified (Proposal 1);

      2. To amend our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 50,000,000 shares to 200,000,000 shares (Proposal 2);

      3. To increase the number of authorized shares of Common Stock issuable pursuant to the 2005 Incentive Compensation Plan from 5,000,000 to 10,000,000 shares (Proposal 3);

      4. To consider, approve and ratify the appointment of Marcum & Kliegman LLP as our independent auditors for the fiscal year ending December 31, 2006 (Proposal 4); and

      5. To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

      These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about May 24, 2006, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of our common stock on May 15, 2006, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

      We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        WILLIAM J. WAGNER
                                        Lead Director

Bohemia, New York
May 23, 2006

Stockholders unable to attend the annual meeting in person are requested to date and sign the enclosed proxy card as promptly as possible. A stamped envelope is enclosed for your convenience. If a stockholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

                           ADVANCED BIOPHOTONICS INC.
                           125 Wilbur Place, Suite 120
                             Bohemia, New York 11716
                                 (631) 244-8244

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 26, 2006

                                  INTRODUCTION

      This Proxy Statement is furnished to the stockholders by the Board of Directors of Advanced BioPhotonics Inc., for solicitation of proxies for use at the 2006 Annual Meeting of Stockholders to be held at Inn At Great Neck, 30 Cutter Mill Road, Great Neck, NY 11021, on Monday, June 26, 2006, at 10:00 a.m., local time, and at any and all adjournments of the meeting.

      The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Proxy Statement. As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to our Secretary a written notice of revocation prior to the Annual Meeting, or by appearing at the meeting and expressing a desire to vote his or her shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for director and "FOR" each other matter set forth in this Proxy Statement. If any other business properly comes before the meeting, votes will be cast in accordance with the proxies in respect of any such other business in accordance with the judgment of the persons acting under the proxies.

      It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about May 24, 2006.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

      Only stockholders of record at the close of business on the record date of May 15, 2006 are entitled to notice of and to vote at the Annual Meeting. At that date there were 30,732,772 outstanding shares of our common stock, par value $.001 per share, 1,851,423 outstanding shares of our series A convertible preferred stock, par value $.01 per share, and 1,369,669 outstanding shares of our series B convertible preferred stock, par value $.01 per share, our only outstanding voting securities. At the Annual Meeting, each share of common stock will be entitled to one vote, and each share of series A and series B preferred stock will be entitled to one vote per share of common stock into which it may be converted, with the holders voting together with the holders of common stock as a single class. The outstanding shares of series A and series B preferred stock are convertible into an aggregate of 4,739,643 and 1,753,176 shares of common stock, respectively.

      The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting. Stockholders are not entitled to cumulate their votes. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the election of directors, holders of Common Stock are entitled to elect 7 directors with the 7 candidates who receive the highest number of affirmative votes being elected. Votes against a candidate and broker non-votes have no legal effect. In matters other than the election of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, while broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

                              QUESTIONS AND ANSWERS
                          ABOUT THE MEETING AND VOTING

1.    WHAT IS A PROXY?

      It is your legal designation of another person to vote the stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Denis A. O'Connor, our President and Chief Executive Officer, and Kevin J. Healy, our General Counsel and Secretary, have been designated as proxies for the 2006 Annual Meeting of Stockholders.

2.    WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

      The record date for the 2006 Annual Meeting of Stockholders is May 15, 2006. The record date is established by our Board of Directors as required by Delaware law and our By-laws. Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

      (a)   receive notice of the meeting; and

      (b) vote at the meeting and any adjournments or postponements of the meeting.

3. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

      If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

      If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 14 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK OR SERIES A STOCK?

      (a)   In Writing:

            All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

      (b)   In Person:

            All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.    HOW CAN I REVOKE A PROXY?

      You can revoke a proxy prior to the completion of voting at the meeting by:

      (a)   giving written notice to our Secretary;

      (b)   delivering a later-dated proxy; or

      (c)   voting in person at the meeting.

6.    ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

      We will hold the votes of each stockholder in confidence from directors, officers and employees except:

      (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

      (b)   in case of a contested proxy solicitation;

      (c) if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

      (d) to allow the independent inspectors of election to certify the results of the vote.

7. WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

      When voting on the election of director nominees to serve until the 2007 Annual Meeting of Stockholders, stockholders may:

      (a)   vote in favor of all nominees;

      (b)   vote to withhold votes as to all nominees; or

      (c)   withhold votes as to specific nominees.

      Directors will be elected by a plurality of the votes cast.

      Our Board recommends a vote "FOR" all of the nominees.

8. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL OF THE INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 to 200,000,000 SHARES, AND WHAT VOTE IS NEEDED TO APPROVE?

      When voting on the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, of the Company from 50,000,000 shares to 200,000,000 shares, stockholders may:

      (a)   vote in favor of the amendment;

      (b)   vote against the amendment; or

      (c)   abstain from voting on the amendment.

      The amendment will be approved if the votes cast "FOR" are a majority of all of the outstanding shares entitled to vote at the meeting. The Board recommends a vote "FOR" the amendment.

9. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE 2005 INCENTIVE COMPENSATION PLAN FROM 5,000,000 to 10,000,000 SHARES, AND WHAT VOTE IS NEEDED TO APPROVE?

      When voting on the approval of the increase the number of authorized shares of Common Stock issuable pursuant to the 2005 Incentive Compensation Plan from 5,000,000 to 10,000,000 shares, stockholders may:

      (a)   vote in favor of the increase;

      (b)   vote against the increase; or

      (c)   abstain from voting on the increase.

      The increase will be approved if the votes cast "FOR" are a majority of the votes present at the meeting. The Board recommends a vote "FOR" the plan.

10. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF MARCUM & KLIEGMAN LLP, AND WHAT VOTE IS NEEDED TO RATIFY ITS SELECTION?

      When voting on the ratification of the selection of Marcum & Kliegman LLP as our independent auditors, stockholders may:

      (a)   vote in favor of the ratification;

      (b)   vote against the ratification; or

      (c)   abstain from voting on the ratification.

      The selection of the independent auditors will be ratified if the votes cast "FOR" are a majority of the votes present at the meeting. The Board recommends a vote "FOR" this proposal.

11. WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

      Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, of the Company from 50,000,000 shares to 200,000,000 shares, FOR the increase the number of authorized shares of Common Stock issuable pursuant to the 2005 Incentive Compensation Plan from 5,000,000 to 10,000,000 shares, and FOR the proposal to ratify the selection of Marcum & Kliegman LLP.

12.   WHO IS ENTITLED TO VOTE?

      You may vote if you owned stock as of the close of business on May 15, 2006. Each share of our common stock is entitled to one vote. As of May 19, 2006, we had 30,732,772 shares of common stock outstanding. In addition, each share of series A and series B preferred stock will be entitled to one vote per share of common stock into which they may be converted, with the holders voting together with the holders of common stock as a single class. The outstanding shares of series A and series B preferred stock are convertible into an aggregate of 1,851,423 and 1,369,669 shares of common stock, respectively.

13.   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

      It means that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, or you can reach Corporate Stock Transfer at (303) 282-4800.

14.   WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

      If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

      Brokerage firms, banks and other nominees may vote customers' unvoted shares on "routine" matters. Generally, a broker may not vote a customer's unvoted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote." A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

15.   ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

      Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In matters other than the elections of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders.

16.   HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

      To hold the meeting and conduct business, a majority of our outstanding voting shares as of May 15, 2006 must be present at the meeting. On this date, a total of 30,732,772 shares of our common stock were outstanding and entitled to vote, plus an additional 4,739,643 shares of our common stock issuable upon conversion of the series A stock and an additional 1,753,176 shares of our common stock issuable upon conversion of the series B stock, for an aggregate of 37,222,591 shares of common stock entitled to vote. Shares representing a majority, or 18,611,297 votes, must be present. This is called a quorum.

      Votes are counted as present at the meeting if the stockholder either:

      (a)   Is present and votes in person at the meeting, or

      (b)   Has properly submitted a proxy card.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as to the shares of our common stock beneficially owned as of May 19, 2006 by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each director and nominee for director; (iii) each executive officer; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person shown is c/o Advanced BioPhotonics Inc., 125 Wilbur Place, Suite 120, Bohemia, New York 11716.

         Name and Address of                                                               Percent of
           Beneficial Owner                    Amount Beneficially Owned (1)                Class (1)
----------------------------------------   ----------------------------------------    -----------------
Mark A. Fauci
      Common Stock                                           9,029,883(2)                        26.7%

Jed Schutz
      Common Stock                                           3,351,443(3)                         7.8%
      Series A Preferred                                       764,457(3)                         2.3%
      Series B Preferred                                       135,569(3)                            *

Marek Pawlowski, Ph.D.
      Common Stock                                             106,009(8)                            *

Celia I. Schiffner
      Common Stock                                              19,375(8)                            *

Loring D. Andersen                                                  0(13)                           0
      Common Stock

Mihai Dimancescu                                                42,500(8)                            *
       Common Stock

Kevin J. Healy
       Common Stock                                           200,000(10)                            *

Michael A. Davis, M.D., D.Sc.
       Common Stock                                            385,000(4)                         1.2%
       Series B Preferred                                       13,556(4)                            *

George Benedict
       Common Stock                                         1,487,344(11)                         4.5%
       Series A Preferred                                     305,784(11)                            *
       Series B Preferred                                     135,569(11)                            *

Joseph T. Casey
       Common Stock                                          1,500,080(5)                         4.5%
       Series A Preferred                                      764,457(5)                         2.3%
       Series B Preferred                                      203,352(5)                            *

Anthony A. Lombardo
       Common Stock                                            426,744(6)                         1.3%

William J. Wagner
       Common Stock                                            602,948(7)                         1.8%

Denis O'Connor
       Common Stock                                          2,677,000(9)                         7.4%

Ann Marie Fields
       Common Stock
                                                               77,013(14)
Robert Ellis
       Common Stock
                                                              166,750(10)                           *
Columbia Ventures Corp.
      Common Stock
       Series A Preferred                                     691,990(12)                         2.1%
       Series B Preferred                                   1,528,916(12)                         4.6%
                                                              113,851(12)                            *
All executive officers and directors
   as a group (10 persons)
       Common Stock                                        18,465,232(13)                        42.7%
       Series A Preferred                                   1,528,914(15)                         4.6%
       Series B Preferred                                     352,477(15)                         1.0%
----------------------------------------   ------------------------------            -----------------
               Total:                                      20,346,623(15)                        48.3%

---------------
*Less than one percent.

(1) In accordance with Rule 13d-3(d)(1)(i) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, shares beneficially owned at any date include shares issuable upon the exercise of stock options, warrants, rights or conversion privileges within 60 days of that date. For the purpose of computing the percentage of outstanding shares beneficially owned by a particular person, any securities not outstanding that are subject to stock options, warrants, rights or conversion privileges exercisable by that person within 60 days of May 19, 2006 have been deemed to be outstanding, but have not been deemed outstanding for the purpose of computing the percentage of the class beneficially owned by any other person.

(2) Based on a Schedule 13D filed on January 5, 2004, and other information known to us. Includes stock options to purchase 250,000 shares of our common stock granted under the 1998 Stock Option Plan pursuant to Mr. Fauci's employment agreement and 210,000 shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan.

(3) Based on a Schedule 13D filed on January 5, 2004, and other information known to us. Includes: (i) 1,401,840 shares of our common stock issuable upon exercise of outstanding warrants; (ii) 152,816 shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan and 285,000 shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan, which are currently exercisable; (iii) 764,457 shares of our common stock issuable upon the conversion of shares of series A preferred stock and (iv) 135,569 shares of our common stock issuable upon the conversion of shares of series B preferred stock ..The shares of common stock and warrants beneficially owned by Mr. Schutz are held jointly with his spouse.

(4) Based on the information known to us. Includes: (i) 50,000 shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan and 300,000 shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan, which are currently exercisable; (ii) 13,556 shares of our common stock issuable upon the conversion of shares of series B preferred stock; and (iii) 5,000 shares of our common stock issuable upon exercise of an outstanding warrant.

(5) Held by The Casey Living Trust, of which Mr. Casey and his spouse are co-trustees. Includes (i) 472,735 shares of our common stock issuable upon exercise of outstanding warrants, which is currently exercisable; (ii) 30,000 shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan and 240,000 shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan, which are currently exercisable; (iii) 764,457 shares of our common stock issuable upon the conversion of shares of series A preferred stock; and (iv) 203,352 shares of our common stock issuable upon the conversion of shares of series B preferred stock.

(6) Includes 111,744 shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan and 285,000 shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan, which are currently exercisable.

(7) Held by Dauk/Wagner Investments, LLC, of which Mr. Wagner is a managing director. Includes 157,948 shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan and 315,000 shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan, which are currently exercisable.

(8) Representing shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan.

(9) Includes 852,000 shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan and 1,825,000 shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan, which are currently exercisable.

(10) Representing shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan which are currently exercisable.

(11) Includes (i) 385,368 shares of our common stock issuable upon exercise of outstanding warrants; (ii) 137,818 shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan which are currently exercisable; (iii) 305,784 shares of our common stock issuable upon the conversion of shares of series A preferred stock purchased in our December 2004 private placement; and (iv) 135,569 shares of our common stock issuable upon the conversion of shares of series B preferred stock purchased in our August 2005 Rights Offering.

(12) Shares are held in the name Columbia Ventures Corp. of which Kenneth J. Peterson as CEO has voting power and investment control over the shares owned by this entity. Includes (i) 1,528,916 shares of our common stock issuable upon the conversion of shares of series A preferred stock purchased in our December 2004 private placement; (ii) 135,569 shares of our common stock issuable upon the conversion of shares of series B preferred stock purchased in our August 2005 Rights Offering; (iii) 691,990 shares of our common stock issuable upon exercise of outstanding warrants.

(13) Mr. Anderson ceased being an employee of our company September 9, 2005. His options granted under the 1998 Option plan went unexercised and were forfeited 90 days after separation.

(14) AnnMarie Fields ceased being an employee June 20, 2005. The shares represent options granted from our 1998 Option Plan to Ms. Fields when she served as consultant on our Management Advisory Board.

(15) Includes shares held in aggregate of current officers and directors of (i) 11,029,015 shares of our common stock; (ii) 1,528,914 shares of our common stock issuable upon the conversion of shares of series A preferred stock purchased in our December 2004 private placement;(iii) 352,477 shares of our common stock issuable upon the conversion of shares of series B preferred stock purchased in our August 2005 Rights Offering; (iv) 1,729,892 shares of our common stock issuable upon exercise of stock options granted under the 1998 Stock Option Plan and 4,327,000 shares of our common stock issuable upon exercise of stock options granted under the 2005 Incentive Compensation Plan; (v) 1,879,575 shares of our common stock issuable upon exercise of outstanding warrants

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

           The following table sets forth the names and ages of our executive officers who are not also directors.

     Name                     Age    Position
     ----                     ---    --------
     Robert Ellis              55    Senior Vice President, Business Development

     Marek Pawlowski, Ph.D.    57    Vice President - Product Development

     David Wright              44    Vice President - Operations

     Kevin J Healy             44    General Counsel and Secretary

     Celia I. Schiffner        50    Controller

Executive Officers

      The principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers (other than those executive officers who are also directors):

      Robert P. Ellis - Senior Vice President - Business Development. Mr. Ellis joined Advanced BioPhotonics in January 2006. From January 2004 to January 2006 he was with DOBI Medical International, Inc., a publicly traded company focused on breast imaging technology, where he served as Vice President of Marketing, Sales and Service. From June 1994 to January 2004, he served as General Manager at Sony Electronics in Medical Systems and Business Development. Mr. Ellis has more than 25 years of experience in clinical radiology and the diagnostic imaging industry. He has held executive leadership positions at GE Medical Systems. He also served as the Administrative Director for the Hitchcock Clinic at The Dartmouth Hitchcock Medical Center. He received a degree in Radiologic Technology and was awarded an appointment as faculty Clinical Instructor in the Department of Community and Family Medicine at Dartmouth Medical School.

      Marek Pawlowski, Ph.D. - Vice President - Product Development. Dr. Pawlowski has worked with our company since November 2002. He became our Vice President -- Product Development in December 2003. Dr. Pawlowski has 20 years of medical device development experience. Dr. Pawlowski's responsibilities include the commercialization of technology through market launch. He has held senior product development or research and development positions at Viatronix, Inc. (April 2001 to July 2002); RTS Wireless/Aether Systems, Inc. (March 2000 to April 2001); Veeco Instruments, Inc. (August 1998 to March 2000); Neuromedical Systems, Inc. (December 1995 to August 1998); and Medical Systems Corp. (August 1991 to November 1995). From July to November 2002, Dr. Pawlowski was an independent consultant. Dr. Pawlowski holds a Ph.D. in Technical Sciences, Warsaw University of Technology, Warsaw, Poland, and completed postgraduate work in statistics, linear algebra, digital filters and signal processing.

      David Wright - Vice President of Operations. Mr. Wright joined our company in May 2006. From May 2004 to May 2006, he had been Director of Service for DOBI Medical International, Inc., a publicly traded company specializing in breast imaging technology. From August, 2000 to April, 2004 he served various roles at Swissray America, including Director of Service, Director of IT and Director of Technical Operations. Previously, over the last 20 years, Mr. Wright has held positions in medical imaging operations with such companies as Toshiba Medical Systems and Fonar Corporation. Mr. Wright Received a Bachelors of Science in Electrical Engineering from New York Institute of Technology.

      Kevin J. Healy - General Counsel and Secretary. Mr. Healy joined our company in June 2005 as General Counsel. He was appointed General Counsel and Secretary in September 2005. Mr. Healy had been Corporate Counsel to Vishay Intertechnology's General Semiconductor Division since November 2001. From November 1997 to November 2001 he was with General Semiconductor, Inc., where he served as Assistant General Counsel handling all corporate legal matters. Mr. Healy holds a Master of Business Administration from Dowling College School of Business, a Juris Doctor from St. John's University School of Law and a B.A. degree from University at Albany. Mr. Healy is admitted to the New Jersey Bar, the District of Columbia Bar, and the United States District Court, District of New Jersey.

      Celia I. Schiffner - Controller. Ms. Schiffner joined our company in April 2004 as the Controller. Ms. Schiffner has over 20 years of accounting experience in technology, retail and not-for-profit. Most recently, from January 2001 to March 2004, Ms. Schiffner served as C.F.O. and Treasurer of VillageWorld.com where she helped her former employer complete a reverse merger. For more than three years prior to holding that position, she was the Controller of Montauk Rug and Carpet Corporation. Ms. Schiffner holds a B.A. degree in Accounting from St Joseph's College.

                INDEBTEDNESS OF EXECUTIVE OFFICERS AND DIRECTORS

      No executive officer, director or any member of these individuals' immediate families or any corporation or organization with whom any of these individuals is an affiliate is or has been indebted to us since the beginning of our last fiscal year.

                              FAMILY RELATIONSHIPS

      There are no family relationships among our executive officers and directors.

                                LEGAL PROCEEDINGS

      As of the date of this Proxy Statement, there are no material proceedings to which any of our directors, executive officers, affiliates or stockholders is a party adverse to us.

                 THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

      Our Board of Directors is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

      We have established an Audit Committee, a Compensation Committee, and a Nominations and Governance Committee. The respective Charters for the Audit Committee, Compensation Committee and Nominations and Governance Committee are available at our website, wwwadvancedbp.com.

      The Board, its committees and our management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. The Board and the Audit, Compensation and Nominations and Governance Committees each perform annual self-evaluations. We have adopted a comprehensive Code of Business Conduct and Ethics for all directors, officers and employees. The Code of Business Conduct and Ethics is available at our website, www. advancedbp.com.

      During 2005, the Board of Directors met seven times. To the extent that a nominee was a member of the Board of Directors in 2005, each nominee for director attended 100% of the Board of Directors meetings and the meetings of Board committees on which he served. While we do not have a formal policy requiring members of the Board to attend the Annual Meeting of Stockholders, we strongly encourage all directors to attend.

Committees of the Board

      Audit Committee. The Board has an Audit Committee comprised of two non-employee directors, Messrs. Wagner and Casey (Chairman). Each member of the Audit Committee is independent as defined in Section 121(A) of the American Stock Exchange's listing standards. The Board of Directors has determined that each of Messrs. Wagner and Casey qualifies as an "audit committee financial expert." The Audit Committee functions pursuant to a written Charter which was adopted by the Board in January 2004. The Audit Committee has such powers as may be assigned to it by the Board from time to time. The Audit Committee is currently charged with, among other things:

      o recommending to the Board of Directors the engagement or discharge of our independent public accountants, including pre-approving all audit and non-audit related services;

      o the appointment, compensation, retention and oversight of the work of the independent auditor engaged by us for the purpose of preparing or issuing an audit report or performing other audit review or attest services for us;

      o establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

      o     approving the scope of the financial audit;

      o     requiring the rotation of the lead audit partner;

      o     consulting regarding the completeness of our financial statements;

      o     reviewing changes in accounting principles;

      o reviewing the audit plan and results of the auditing engagement with our independent auditors and with our officers;

      o reviewing with our officers, the scope and nature and adequacy of our internal accounting and other internal controls over financial reporting and disclosure controls and procedures;

      o reviewing the adequacy of the Audit Committee Charter at least annually;

      o     meeting with our internal auditor on a regular basis;

      o performing an internal evaluation of the Audit Committee on an annual basis; and

      o reporting to the Board of Directors on the Audit Committee's activities, conclusions and recommendations.

      The Audit Committee conducted eight formal meeting and conferred on an informal basis on numerous occasions in 2005.

      Compensation Committee. The Board has a Compensation Committee is comprised of two non-employee directors, Messrs. Lombardo and Schutz (Chairman). However, Mr. Lombardo is not standing for re-election to the Board of Directors and this will result in Mr. Schutz as sole member of the committee. The composition of the Compensation Committee will be addressed at our next Board of Director meeting. Each member of the Compensation Committee is independent as defined in Section 121(A) of the American Stock Exchange's listing standards. The Compensation Committee functions pursuant to a written Charter which was adopted by the Board in January 2004. The Compensation Committee has such powers as may be assigned to it by the Board from time to time. It is currently charged with, among other things, assisting the Board in:

      o approving and evaluating the compensation of directors and executive officers;

      o establishing strategies and compensation policies and programs for employees to provide incentives for delivery of value to our stockholders;

      o establishing policies to hire and retain senior executives, with the objective of aligning the compensation of senior management with our business and the interests of our stockholders;

      o together with management, surveying the amount and types of executive compensation paid by comparable companies, and engaging consultants as necessary to assist them;

      o periodically reviewing corporate goals and objectives relevant to executive compensation and making recommendations to the Board for changes;

      o assisting management in evaluating each executive officer's performance in light of corporate goals and objectives, and recommending to the Board (for approval by the independent directors) the executive officers' compensation levels based on this evaluation;

      o overseeing our stock option plan or other stock-based plans with respect to our executive officers and employee Board members, who are subject to the short-swing profit restrictions of Section 16 of the Securities Exchange Act of 1934, as amended;

      o reviewing the overall performance of our employee benefit plans and making recommendations to the Board regarding incentive-compensation plans and equity-based plans;

      o together with the Nominations and Governance Committee, reviewing and making recommendations to the independent directors of the Board regarding the form and amount of director compensation;

      o ensuring that our compensation policies meet or exceed all legal and regulatory requirements and any other requirements imposed on us by the Board; and

      o producing an annual report on executive compensation for inclusion in our proxy statement.

      In general, the Compensation Committee formulates and recommends compensation policies for Board approval, oversees and implements these Board-approved policies, and keeps the Board apprised of its activities on a regular basis. In addition, the Compensation Committee, together with the Nominations and Governance Committee, develops criteria to assist the Board's assessment of the Chief Executive Officer's leadership of our company.

      The Compensation Committee conducted three formal meetings and met and conferred on an informal basis on numerous occasions in 2005.

      Nominations and Governance Committee. The Board has a Nominations and Governance Committee which was comprised of two non-employee directors, Dr. Michael Davis (Chairman) and Mr. Joseph Casey. Each member of the Nominations and Governance Committee is independent as defined in Section 121(A) of the American Stock Exchange's listing standards. The Nominations and Governance Committee functions pursuant to a written Charter which was adopted by the Board in January 2004. The Nominations and Governance Committee has such powers as may be assigned to it by the Board from time to time. It is currently charged with, among other things, assisting the Board in:

      o identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each next annual meeting of our stockholders;

      o ensuring that the Audit, Compensation and Nominations and Governance Committees of the Board shall have the benefit of qualified and experienced "independent" directors;

      o developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to us, and reviewing and reassessing the adequacy of such guidelines annually and recommending to the Board any changes deemed appropriate;

      o periodically reviewing the charters of all Board committees and recommending to the committees and Board any changes deemed appropriate;

      o     developing policies on the size and composition of the Board;

      o conducting annual evaluations of the performance of the Board, committees of the Board and individual directors;

      o reviewing conflicts of interest and the independence status of directors;

      o together with the Compensation Committee, reviewing and making recommendations to the independent directors of the Board regarding the form and amount of director compensation;

      o reviewing the structure of our senior staffing and management succession plans with the Chief Executive Officer;

      o together with the Compensation Committee, developing criteria to assist the Board's assessment of the Chief Executive Officer's leadership of our company; and

      o generally advising the Board (as a whole) on corporate governance matters.

      The Corporate Nominations and Governance Committee did not conduct any formal meetings in 2005 but met and conferred on an informal basis on numerous occasions during the year.

      The Nominations and Governance Committee is responsible for evaluating potential candidates to serve on our Board of Directors, and for selecting nominees to be presented for election to the Board at our Annual Meeting of Stockholders. In evaluating potential director candidates, the Nominations and Governance Committee considers the skills and characteristics possessed by each candidate in the context of the perceived needs of the Board at that point in time. Among the factors considered by the Nominations and Governance Committee in considering a potential nominee are the following:

      o     the nominee's independence;

      o the nominee's relevant professional skills and depth of business experience;

      o the nominee's character, judgment and personal and professional integrity;

      o     the nominee's ability to read and understand financial statements;

      o the nominee's willingness to commit sufficient time to attend to his or her duties and responsibilities as a member of the Board;

      o the nominee's qualifications for membership on certain committees of the Board;

      o     any potential conflicts of interest involving the nominee; and

      o     the make up and diversity of our existing Board.

      In identifying potential candidates for the Board, the Committee relies on recommendations from a number of possible sources, including current directors. The Nominations and Governance Committee may also retain outside consultants or search firms to help in identifying potential candidates for membership on the Board.

      The Nominations and Governance Committee will consider any written suggestions of stockholders for director nominations. The recommendation must include the name and address of the candidate, a brief biographical description and a description of the person's qualifications. Recommendations should be mailed to Advanced BioPhotonics Inc., 125 Wilbur Place, Suite 120, Bohemia, New York 11716, Attn: Secretary. The Nominations and Governance Committee will evaluate in the same manner candidates suggested in accordance with this policy and those recommended by other sources. The Committee has full discretion in considering all nominations to the Board of Directors. Stockholders who would like to nominate a candidate for director must comply with the requirements described in our Proxy Statement and Bylaws. See "Deadline for Future Proposals of Stockholders" below.

      Executive Committee. We had established an Executive Committee of the Board of Directors, which consisted of Michael A. Davis, M.D., D.Sc., (Chairman), Denis A. O'Connor, Anthony A. Lombardo, Jed Schutz and William J. Wagner. The purpose of the Executive Committee was to concentrate on strategic initiatives and opportunities to maximize the commercial prospects of our functional medical imaging technology in drug discovery, cancer therapy monitoring, surgery, and screening and diagnostics.

      The Executive Committee met and conferred, both on a formal and informal basis, on approximately a weekly basis since it was formed in 2005. By unanimous consent of the Board of Directors on December 13, 2005, the Executive Committee was disbanded effective December 31, 2005 in keeping with our long term strategic plan to reorganize and restructure our Board.

Director Compensation

      Each non-employee member of our Board of Directors received a grant of stock options for his 2004 year of service. On February 14, 2005, each of these directors was granted stock options to purchase 30,000 shares of our Common Stock at an exercise price of $1.00 per share vesting over three years from our 1998 Stock Option Plan and a stock option grant to purchase 30,000 shares of our common stock at an exercise price of $1.00 per share vesting over three years from the 2005 Incentive Compensation Plan. Additionally, each of the non-employee members of the Executive Committee of the Board of Directors each received a grant of stock options to purchase 15,000 shares of our common stock at an exercise price of $1.00 per share vesting over three years from the 1998 Plan and a grant of stock options to purchase 15,000 shares of our common stock at an exercise price of $1.00 per share vesting over three years from the 2005 Plan. The Chairman of the Executive Committee received an additional grant of 5,000 stock options from the 1998 Plan and 5,000 stock options from the 2005 Plan with the same vesting terms. The 2005 Plan was approved by our stockholders on June 7, 2005 at our 2005 Annual Meeting of Stockholders.

      On March 7, 2005 the Board of Directors approved a grant of options to purchase 30,000 shares of our common stock to each of our outside directors. The options are exercisable at $1.00 per share and vest in equal installments over three years. In addition, the Board of Directors approved a grant of 30,000 shares of restricted common stock to each outside director. These restricted shares may not be sold for two years following the date of grant. The Board of Directors also approved a grant of options to purchase 30,000 shares of our common stock to each member of the Executive Committee of the Board of Directors. The Chairman of the Executive Committee received an additional grant of options to purchase 10,000 shares of common stock at an exercise price of $1.00 per share. These options vest in equal installments over three years. Each grant of options and restricted shares was made to each person for their service to our company during 2004 and 2005, and were made under our 2005 Incentive Compensation Plan, which was approved by our stockholders on June 7, 2005 at our 2005 Annual Meeting of Stockholders. When originally granted, these options were to vest in equal installments over three years.

      On October 26, 2005, the Company's Compensation Committee of the Board of Directors approved accelerating the vesting of approximately 2.9 million stock options outstanding under the Company's stock plans and granted 1,000,000 options to our President which vest immediately. The purpose of the accelerated vesting was to enable the Company to avoid recognizing future compensation expense associated with these options upon adoption of FASB Statement No. 123R, "Share-Based Payment." The aggregate pre-tax expense that, absent the accelerated and immediate vesting, would have been reflected in the Company's consolidated financial statements beginning in fiscal 2006 is estimated to be approximately $1.6 million (approximately $900,000 of which relates to options held by the President of the Company).

      On March 14, 2006, we granted 30,000 stock options to purchase 30,000 shares of our common stock from our 2005 Incentive Plan to each of our outside Board of Directors in lieu of cash payment for their participation, attendance at Board and committee meetings and service to us for the first nine months of 2006. These 10-year stock options vest immediately and have an exercise price of $0.24 per share. After September 30, 2006, each outside director will receive cash compensation of $1,000 per Board of Director meeting attended and $500 per telephonic board meeting in which he participates, each committee chairman will receive $500 per committee meeting in which he participates and each committee member will receive $250 for each committee meeting in which he participates. Each outside director was also granted 150,000 stock options to purchase shares of our common stock from our 2005 Incentive Plan for their service to us in 2006. The 10-year stock options vest immediately and have an exercise price of $0.24 per share. Our audit committee chairperson will receive 30,000 stock options to purchase 30,000 shares of our common stock at an exercise price of $0.24 per share from our 2005 Incentive Plan.

      In 2005, the Chairman of the Executive Committee of the Board of Directors earned $95,000 paid to Synergy Consulting Group (an entity which the Chairman controls) for his service to us as Chairperson of the Executive Committee and as a Business Consultant for his medical and scientific expertise. Effective December 31, 2005, the Executive Committee was disbanded in keeping with the long-term strategic plan to reorganize and restructure our Board.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

      The following table sets forth the cash compensation (including cash bonuses) paid or accrued by us for our years ended December 31, 2005, 2004 and 2003 to our Chief Executive Officer and our four most highly compensated officers other than the Chief Executive Officer at December 31, 2005.

                           Summary Compensation Table

                                                        Annual                  Long-term
                                                     Compensation             Compensation
                                                ----------------------- --------------------------
                                                                           Awards       Payouts
                                                                        -------------- -----------
                                                                         Securities
                                                                         Underlying       LTIP        All Other
                                       Fiscal     Salary       Bonus      Options/      Payouts      Compensation
Name and Principal Position             Year        ($)         ($)       SARs (#)        ($)            ($)
------------------------------------- --------- ------------ ---------- -------------- ----------- -----------------
Denis A. O'Connor
President & CEO (1)                     2005        171,000      --       2,677,000        --           27,500

Mihai Dimancescu                        2005        149,000      --          20,000        --             --
Vice President - Medical                2004        164,000      --          22,500        --             --
Affairs  (5)                            2003           --        --            --          --             --

Marek Pawlowski, Ph.D                   2005        112,600      --          10,000        --             --
Vice President - Product                2004        103,000      --            --          --             --
Development                             2003         85,000      --           8,728        --             --

Anne Marie Fields                       2005         53,500      --          15,000        --             --
Vice President - Corporate              2004        112,000      --          13,750        --             --
Communications & Business Strategy (2)  2003           --        --            --          --             --

Loring D. Andersen                      2005         83,000      --          30,000        --             --
Vice President - Market Development(3)  2004        124,000      --         120,000        --             --
                                        2003           --        --            --          --             --

Mark A. Fauci                           2005           --        --            --          --             --
Former President and Chief              2004        180,000      --            --          --             --
Executive Officer (4)                   2003        180,000      --         250,000        --             --

---------------

(1) Mr. O'Connor joined the Company on March 23, 2005. Mr. O'Connor's other compensation is one half the executive 2004 bonus ($55,000) the company agreed to pay in as per his employment agreement.

(2) Ms. Fields ceased being an employee of our company effective June 30, 2005.

(3) Mr. Andersen ceased being an employee of our company effective September 9, 2005.

(4) Mr. Fauci ceased being an officer on December 13, 2004. Mr. Fauci deferred an aggregate of $625,000 of his salary since the commencement of privately held OmniCorder's operations through December 31, 2003. This liability is included in deferred officer's salaries - current and deferred salaries - non-current in our financial statements. Mr. Fauci signed a two-year consulting agreement with us effective March 1, 2005.

(5) Dr. Dimancescu changed status to part time employee from full time employee effective September 9, 2005 and ceased being an employee effective May 2, 2006.

Options Grants in Last Fiscal Year

      The following table sets forth information with respect to grants of options to purchase our common stock under our 1998 Stock Option Plan to the named executive officers during the fiscal year ended December 31, 2005.

                                                                 Percent of Total
                                                                   options/SARs
                                        Number of Securities        Granted
                                         Underlying Options/  to Employees Exercise
Name                                         SARs Granted         in Fiscal Year      or Base Price       Expiration
--------------------------------------   ---------------------  -------------------  ---------------     ------------
                                                  (#)                                    ($/Sh)
Denis O'Connor (1)
President and                                 852,000                28.2%                1.00            3/23/2015
Chief Executive Officer                       825,000                27.3%                1.00             6/7/2015
                                            1,000,000                33.1%                 .30           10/26/2015

Loring D. Andersen
Vice President - Market Development (2)        30,000                 1.0%                1.00            12/6/2005

Mihai Dimancescu (4)
Vice President - Medical Affairs               20,000                 0.7%                1.00            2/14/2010

Marek Pawlowski, Ph.D
Vice President - Product Development           10,000                 0.3%                1.00            2/14/2010

Anne Marie Fields
Vice President - Corporate
Communications & Business Strategy (3)         15,000                 0.5%                1.00            10/1/2005

---------------------------

(1) Mr. O'Connor joined our company on March 23, 2005.

(2) Mr. Andersen ceased being an employee of our company effective September 9, 2005.

(3) Ms. Fields ceased being an employee of our company effective June 30, 2005.

(4) Dr. Dimancescu changed his status from a full-time employee to a part-time employee effective September 9, 2005 and ceased being an employee effective May 2, 2006.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth with respect to the named executive officers information with respect to options exercised, unexercised options and year-end option values in each case with respect to options to purchase shares of our common stock.

                                                       Number of Securities Underlying    Value of Unexercised In The
                                                       Unexercised Options at December          Money Options At
                                                                   31, 2005                   December 31, 2005(1)
                                                       -------------------------------    ----------------------------
                                Shares      Value
                             Acquired on   Realized                      Unexercisable   Exercisable    Unexercisable
           Name              Exercise (#)     ($)      Exercisable (#)        (#)            (#)             (#)
---------------------------  ------------  --------    ---------------   -------------   -----------    -------------
Denis O'Connor (2)
President and
Chief Executive Officer          0            0          2,677,000              0             0              0

Loring D. Anderson
Vice President- Market
Development(3)                    0           0                  0              0             0              0

Mihai Dimancescu (5)
Vice President - Medical
Affairs                           0           0             42,500              0             0              0

Marek Pawlowski, Ph.D.
Vice President-Product
Development                       0           0            106,009              0             0              0

Anne Marie Fields
Vice President - Corporate
Communications & Business
Strategy (4)                      0           0             77,013              0             0              0

---------------------------

(1) Represents the difference between the last reported sale price of our common stock on December 31, 2005 and the exercise price of the option multiplied by the applicable number of shares.

(2) Mr. O'Connor joined our company on March 23, 2005.

(3) Mr. Andersen ceased being an employee of our company effective September 9, 2005.

(4) Ms. Fields ceased being an employee of our company effective June 30, 2005.

(5) Dr. Dimancescu changed his status from a full-time employee to a part-time employee effective September 9, 2005 and ceased being an employee effective May 2, 2006.

Equity Compensation Plan Information

      The following table provides information as of May 19, 2006 regarding shares outstanding and available for issuance under our existing equity compensation plans.

                                                                                                   Number of securities
                                                                                                  remaining available for
                                                                                                   future issuance under
                                        Number of securities to         Weighted average            equity compensation
                                      be issued upon exercise of       exercise price of              plans (excluding
                                         outstanding options,         outstanding options,      securities reflected in the
              Plan category               warrants and rights         warrants and rights              second column
----------------------------------  ------------------------------  ------------------------  -------------------------------
Equity compensation plans                        7,946,057                    $0.78                       310,000
approved by security holders

Equity compensation plans not                           --                    --                             --
approved by security holders

           Total
                                                 7,946,057                    $0.78                       310,000

      The new 2005 Incentive Compensation Plan that reserves 5,000,000 shares of common stock for issuance upon the granting of awards under the 2005 Plan. Award grants under the 2005 Plan may be either stock options, stock appreciation rights, restricted shares of stock, deferred shares of stock, shares granted as a bonus or in lieu of another award, dividend equivalent, and other stock based award or performance award. On October 28, 2005, the board of directors approved a proposed resolution to amend the 2005 Plan and increase the number of shares from 5,000,000 to 10,000,000. The proposed amendment to the 2005 Incentive Plan will be presented to the next meeting of stockholders in June 2006 for approval. As of December 31, 2005, options to purchase 2,883,000 shares of common stock were outstanding under the 2005 Plan, at a weighted-average exercise price of $0.74 per share and options to purchase 3,841,490 shares of common stock were outstanding under the 1998 Plan, at a weighted-average exercise price of $1.10 per share. As of May 19, 2006, options to purchase 4,360,000 shares of common stock were outstanding under the 2005 Plan, and options to purchase 3,586,057 shares of common stock were outstanding under the 1998 Plan.

Employment Agreement

      We entered into an employment agreement with Denis A. O'Connor, with a two-year term commencing March 23, 2005. Under the terms of the employment agreement, Mr. O'Connor will devote all of his business time and efforts to our business and will report directly to our Board of Directors. We have agreed to nominate Mr. O'Connor for election to the board of directors for a full term at the 2005 annual meeting of stockholders.

      The employment agreement provides that Mr. O'Connor will receive a fixed salary at an annual rate of $225,000. We also agreed to issue to Mr. O'Connor, upon commencement of employment, options to purchase an aggregate of 852,000 shares of our common stock at an exercise price of $1.00 per share, with 27,000 shares vesting immediately and the remaining 825,000 shares vesting in three equal installments on the first, second and third anniversary of the commencement of employment. We further agreed to issue an option to purchase an additional 825,000 shares of our common stock at an exercise price of $1.00 per share issued under the 2005 Incentive Compensation Plan which was approved by our stockholders at our 2005 annual meeting on June 7, 2005, vesting in three equal installments on the first, second and third anniversary of the commencement of employment. Finally, based upon the attainment of specified performance goals determined by the Compensation Committee and Mr. O'Connor, we agreed to pay Mr. O'Connor (1) up to $28,000 at the end of each of our fiscal years during the term of the agreement, and (2) at the end of our second and each subsequent fiscal year during the term of the agreement, options to purchase up to 27,000 shares of our common stock at an exercise price of the market price of our common stock on the date of grant, vesting in three equal installments on the first, second and third anniversary of the date of grant. All stock options described above are exercisable for a ten-year period from the date of grant. On March 14, 2006, the Board of Directors approved a performance bonus of $28,000 in accordance with Mr. O'Connor's employment agreement. The payment will be deferred until such time the CEO in his sole discretion, determines the Company's financial situation supports such payment.

      The employment agreement permits us to terminate Mr. O'Connor's employment upon his death or disability (defined as 90 consecutive days of incapacity during any 365-consecutive day period), or upon his conviction of a felony crime, acts of dishonesty or moral turpitude constituting fraud or embezzlement or upon his material breach of his obligations to us. In the event we terminate Mr. O'Connor's employment without cause or he leaves us for good reason, or if we engage in a transaction constituting a "change of control" (as defined in the agreement) he will be entitled to compensation from us equal to his salary for the balance of the remaining term of his employment agreement plus a lump sum payment equal to 90% of such salary for the balance of the remaining term.

      The employment agreement also contains covenants (a) restricting Mr. O'Connor from engaging in any activities which are competitive with our business during the term of his employment agreement and for one year thereafter, (b) prohibiting him from disclosure of confidential information regarding us at any time, and (c) confirming that all intellectual property developed by him and relating to our business is our sole and exclusive property.

      Our employment agreement with Mark A. Fauci, one of our directors, was terminated in March 2005, at which point Mr. Fauci entered into a two-year consulting agreement with us.

Certain Relationships and Related Transactions

      In March 1997, we entered into an option agreement with Michael Anbar, Ph.D., Professor in the Department of Physiology and Biophysics, School of Medicine, and Chairman of Biomedical Sciences, at the State University of New York at Buffalo (now retired), pursuant to which we could acquire the exclusive worldwide right to commercialize the technology relating to a patent owned by Dr. Anbar, subject to specified research funding requirements being met. This option agreement was amended and supplemented by the amendments thereto dated July 23, 1997 and September 13, 1997, and the letter agreement dated March 19, 1998. These agreements comprise of the license agreement. We are required to pay Dr. Anbar a royalty of $300 for each commercial BioScanIR(R) system installed at a client site. The Anbar license does not expire other than as a result of a breach of the license by us. As of May 19, 2006, Dr. Anbar has not received any compensation under this agreement. The Anbar patent expires in January 2015. Dr. Anbar currently owns less than 1% of the outstanding shares of our common stock and is not an officer or director of the company.

      In February 2001, Dr Anbar sent us a Notice of Termination concerning the license agreement. In April 2001, we brought an action to enjoin Dr. Anbar and his agents from terminating, attempting to terminate, or otherwise interfering with the exclusive license granted under the license agreement. Dr. Anbar counterclaimed that we breached the license agreement by defaulting on our obligations. On October 3, 2001 we entered into a Settlement Agreement with Dr. Anbar pursuant to which the parties agreed to settle and dispose of the action, the answer and the counterclaims, without the admission of liability on either side. In addition, the parties agreed that the license agreement, as described above, would remain in full force and effect and that Dr. Anbar would withdraw his notice of termination of the license agreement. On February 17, 2005, we and Dr. Anbar amended the settlement agreement to provide for our grant of 250,000 shares of our common stock. In addition, Dr. Anbar agreed to assign all of his right, title and interest in the patent "Acquisition of Mental Stress Monitoring Technology Patent" (United States Paten 5,771,261).

      Effective February 1, 2005, we entered into a two-year consulting agreement with Dr. Anbar. The agreement provides for the payment of $1,000 and 1,000 restricted shares of common stock per day with a minimum fee of $12,000 for the first 12-month period as well as a grant of 250,000 additional restricted shares. The agreement may be extended at either party's option for an additional two year term. As part of this agreement, we acquired a patent on complementary technology developed and held by Dr. Anbar, who will work closely with senior management, to provide support and assistance in order to advance our commercialization strategy, expand our clinical applications and enhance new product development efforts. We obtained from Dr. Anbar U.S. Patent 5,771,261 which comprises methods and apparatus for assessment of the effects of mental stress involving the measurement of periodic changes in skin perfusion. Using a remotely mounted infrared camera, dynamic area telethermometry (DAT) measures the autonomic nervous activity by monitoring and quantitatively analyzing the modulation of cutaneous perfusion. Our strategy initially is to utilize our patents which relate to perfusion in medical pathology. At a later date, we might look to utilize the patent that we obtained from Dr. Anbar, which relates to psychological evaluation through the assessment of changes in perfusion. As of May 19, 2006 we have paid Dr. Anbar $22,400 and granted 262,000 shares of restricted stock under this agreement.

      Gordon A. Lenz, one of our former directors, is the Chairman and Chief Executive Officer of New York State Business Group, Inc./Conference Associates, Inc., which has provided insurance brokerage services to us during the past two fiscal years. Insurance premiums paid to carriers dealt with by Mr. Lenz's company totaled $241,000 in 2005 and $239,000 in 2004. We do not pay Mr. Lenz's company. Mr. Lenz resigned from our board effective December 31, 2005.

      Investors in our December 2004 private placement included three members of our board of directors. Joseph Casey, as co-trustee for the Casey Living Trust, and Jed Schutz each invested $250,000 and received 250,000 shares of series A convertible preferred stock and warrants to purchase 75,000 shares of common stock at an exercise price of $0.50. Our former director, George Benedict invested $100,000 and received 100,000 shares of series A convertible preferred stock and warrants to purchase 30,000 shares of common stock at an exercise price of $0.50. Mr. Benedict resigned from our board effective December 31, 2005. In October 2005, each investor in the December 2004 private placement, as anti dilution protection, received additional five year warrants to purchase the Company's common stock at an exercise price of $0.75 per share which if unexercised will expire on August 9, 2010. Mr. Schutz and Mr. Casey each received 250,000 additional warrants. Mr. Benedict received 100.000 additional warrants.

      Investors in our August 2005 rights offering included three members of our board of directors, Jed Schutz, Joseph T. Casey, Michael Davis and former director George Benedict. Mr. Schutz and Mr. Benedict each purchased 100,000 shares of series B convertible preferred stock for a purchase price of $50,000, and issued warrants to purchase 50,000 shares of common stock at an exercise price of $0.75. Mr. Casey purchased 150,000 shares of series B convertible preferred stock for a purchase price of $75,000, and was issued warrants to purchase 75,000 shares of common stock at an exercise price of $0.75. Dr. Davis purchased 10,000 shares of series B convertible preferred stock for a purchase price of $5,000, and was issued warrants to purchase 5,000 shares of common stock at an exercise price of $0.75.

      On January 3, 2006, we issued shares of our series A and series B convertible preferred stock as dividends in-kind to the holders of our series A and B convertible preferred stock. Dividends were payable to holders of record as they appear in the stockholder records of our company at the close of business on the applicable record date, which was December 15, 2005. Joseph Casey, as co-trustee for the Casey Living Trust, and Jed Schutz each received 48,616 shares of series A convertible preferred stock as dividends. Our former director, George Benedict received 19,447 shares of series A convertible preferred stock as dividends. Joseph Casey, as co-trustee for the Casey Living Trust was issued 8,869 shares of series B preferred stock as dividends. Jed Schutz and George Benedict each received 5,913 shares and Michael Davis received 591 shares of series B preferred stock as dividends.

      Our former Chairman of the Board, Hon. Joseph F. Lisa, who beneficially owns 144,285 shares of our common stock currently serves as counsel in the intellectual property department of the New York office of Greenberg Traurig, LLP, an international law firm. In the years ended December 31, 2005 and 2004, Greenberg Traurig LLP billed the Company approximately $677,200 and $570,300, respectively for legal services rendered. Effective December 31, 2005, Joseph Lisa voluntarily resigned from his position from our Board of Directors.

      On January 3, 2006, we issued shares of our series A and series B convertible preferred stock as dividends in-kind to the holders of our series A and B convertible preferred stock. Dividends were payable to holders of record as they appear in the stockholder records of our company at the close of business on the applicable record date, which was December 15, 2005. Joseph Casey, as co-trustee for the Casey Living Trust, and Jed Schutz each received 48,616 shares of series A convertible preferred stock as dividends. Our former director, George Benedict received 19,447 shares of series A convertible preferred stock as dividends. Joseph Casey, as co-trustee for the Casey Living Trust was issued 8,869 shares of series B preferred stock as dividends. Jed Schutz and George Benedict each received 5,913 shares and Michael Davis received 591 shares of series B preferred stock as dividends. Under a Guaranty and Pledge Agreement entered into on November 14, 2005, Mr. Denis A. O'Connor, our President and Chief Executive Officer, agreed (i) to unconditionally guarantee the timely and full satisfaction of all obligations, whether matured or unmatured, now or hereafter existing or created and becoming due and payable to Offshore, Qualified, Partners, and Millennium, their successors, endorsees, transferees or assigns under the Securities Purchase Agreement and other transaction documents to the extent of 2,677,000 shares of our common stock issued in our name, and (ii) to grant to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC, their successors, endorsees, transferees or assigns a security interest in the 2,677,000 shares, as collateral security for such obligations. Our CEO does not own any shares of our common stock, only stock options. Accordingly, we, the investors and our CEO agreed that we would pledge 2,677,000 shares of common stock, issued in the name of our company and delivered to the investors to be held in escrow together with a duly executed power of attorney in favor of the investors. These pledged shares underlie 852,000 stock options issued to our CEO under the 1998 Stock Option Plan and 1,825,000 options granted under the 2005 Incentive Compensation Plan, which are currently exercisable. Until such time as we pay the notes in full, or that the investors have converted the full principal amount of the notes, plus any accrued and unpaid interest, the investors will return the pledge shares to us for cancellation.

      On March 9, 2005, in settlement of an arbitration proceeding arising from the December 13, 2004 termination of his employment agreement as President and Chief Executive Officer, we announced that we entered into a consulting agreement with Mr. Fauci. Mr. Fauci remains a member of our board of directors. The agreement, which terminates Mr. Fauci's previous employment agreement with us, provides that Mr. Fauci will perform consulting services for us for a retroactive two-year period in exchange for consulting fees of $200,000 per year during the term of the agreement which expires December 2006. Mr. Fauci will be nominated at the next two annual meetings of stockholders to continue as a board member. The agreement also provides for a three-year payout schedule of our obligation to pay Mr. Fauci's deferred accrued salary under his previous employment agreement, in the amount of $625,000. Those payments commenced in early October 2005. This amount is payable at the rate of $10,000 per month for the initial 12 months and $20,000 per month thereafter. In 2005, we paid $240,000 to Mr. Fauci of which $200,000 was for one year consulting as per agreement and $40,000 for the deferred accrued salary. As of May 19, 2006, we have paid Mr. Fauci in aggregate $80,000 as part of the payout schedule for his deferred officer's salary and currently owe him $545,000.

      During 2005, Dr. Michael Davis, the Chairperson of the Executive Committee of our Board of Directors was compensated $95,000 for his service in this role as Chairperson of the Executive Committee and Business Consultant for his medical and scientific expertise. By unanimous consent of the Board of Directors on December 13, 2005, the Executive Committee was disbanded effective December 31, 2005 in keeping with the long term strategic plan to reorganize and restructure our Board. In January 2006, we offered Dr. Davis a consulting contract whereby he will provide medical and scientific expertise to us. Under the terms of the contract Mr. Davis will be compensated $5,000 per month. This agreement was amended in May 2006. Dr. Davis' compensation will be reduced to $2,500 per month during June, July and August 2006.

      We believe that these transactions were advantageous to us and were on terms no less favorable to us than could have been obtained from unaffiliated third parties.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the Exchange Act, our directors, our executive officers, and any persons holding more than 10% of our common stock are required to report their ownership of the common stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established and we are required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2005. All of these filing requirements were satisfied by our directors, officers and 10% holders. In making these statements, we have relied on the written representations of our directors, officers and our 10% holders and copies of the reports that they have filed with the Commission.

                           REPORT OF THE COMPENSATION
                       COMMITTEE ON EXECUTIVE COMPENSATION

      The following Report of the Compensation Committee on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C of the Commission or the liabilities of Section 18 of the Exchange Act. Such Report shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

      General. The Compensation Committee has the responsibility to determine and administer our executive compensation programs and make appropriate recommendations concerning matters of executive compensation. In evaluating the performance of members of management, the Compensation Committee consults with the chief executive officer except when reviewing the chief executive officer's performance, in which case it meets independently. The Committee reviews with the Board all aspects of compensation for the senior executives, including our executive officers. The Committee conducted three formal meetings in 2005 and conferred on an informal basis on several occasions. Set forth below are the principal factors underlying the Committee's philosophy used in overseeing compensation for fiscal 2005.

      Compensation Philosophy. At the direction of the Board of Directors, the Compensation Committee endeavors to ensure that the compensation programs for our executive officers are competitive and consistent in order to attract and retain key executives critical to our long-term success. The Compensation Committee believes that our overall financial performance should be an important factor in the total compensation of executive officers. At the executive officer level, the Compensation Committee has a policy that a significant proportion of potential total compensation should consist of variable, performance-based components, such as stock based compensation and bonuses, which can increase or decrease to reflect changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management's commitment to the enhancement of profitability and stockholder value.

      The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for our chief executive officer and other executive officers. In implementing our executive compensation objectives, the Compensation Committee has designed an executive compensation program consisting of base salary, annual incentive compensation, equity based compensation (which may include stock options, restricted stock and restricted stock unit awards) and other employment benefits.

      The Compensation Committee seeks to maintain levels of compensation that are competitive with similar companies in our industry. To that end, the Compensation Committee reviews proxy data and other compensation data relating to companies within our industry.

      Base Salary. Base salary represents the fixed component of the executive compensation program. Our philosophy regarding base salaries is to maintain salaries for the aggregate group of executive officers at approximately the competitive industry average. Periodic increases in base salary relate to individual contributions evaluated against established objectives and the industry's annual competitive pay practices.

      Annual Incentive Compensation. Our executive officers are eligible for annual incentive compensation consisting primarily of cash bonuses based on the attainment of corporate earnings goals, as well as divisional and individual performance objectives. While performance against financial objectives is the primary measurement for executive officers' annual incentive compensation, non-financial performance also affects bonus pay. The Compensation Committee considers such corporate performance measures as net income, earnings per common and common equivalent share, gross margin, sales growth and expense and asset management in making bonus decisions. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major corporate projects, demonstrated leadership ability and contributions to industry and community development. The amount of each annual incentive award is recommended for approval by management and approved by the Compensation Committee and the Board. On March 14, 2006 the Board of Directors approved the Compensation Committee recommendation of paying our CEO Denis O'Connor a performance bonus of $28,000 in accordance with Mr. O'Connor's employment agreement. This payment will be deferred until such time that the CEO shall decide to make such payment.

      Stock Based Compensation. The Compensation Committee strongly believes that the compensation program should provide employees with an opportunity to increase their equity ownership and potentially gain financially from our stock price increases. By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other key employees are eligible to receive stock based compensation, including options, restricted stock awards and restricted stock units. The Compensation Committee believes that the use of stock based compensation as the basis for long-term incentive compensation meets the Compensation Committee's compensation strategy and our business needs by achieving increased value for stockholders and retaining key employees.

      Other Employment Benefits. We provide health benefits to executives and employees similar to those provided by other companies in our industry.

      Internal Revenue Code Section 162(m). To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to us and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                        Compensation Committee

                                        Jed Schutz (Chairman)

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Pursuant to our Certificate of Incorporation, the holders of our common stock, including shares of our common stock issuable upon conversion of series A and series B preferred stock voting together with the holders of common stock as a single class, may elect our 7 directors. All nominees have advised us that they are able and willing to serve as directors. However, if any nominee is unable to or for good cause will not serve, the persons named in the accompanying proxy will vote for any other person nominated by our Board of Directors.

      Except as set forth below, no arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

           The Board of Directors Recommends a Vote "FOR" the Election
                          of the Nominees Listed Below.

      The following table sets forth the names and ages of the nominees of our Board of Directors.

         Name                              Age       Director Since
         ----                              ---       --------------
         Denis A. O'Connor                  53            2005

         Joseph T. Casey                    74            2004

         Michael A. Davis, M.D., D.Sc.      63            2004

         Mark A. Fauci                      46            2003

         Jed Schutz                         46            2003

         William J. Wagner                  55            2004

         James Wavle                        64             *

*On May 5, 2006, our Nominations and Governance Committee nominated Mr. Wavle for appointment to our Board of Directors. Accordingly, Mr. Wavle will be appointed to our Board of Directors immediately following the Annual Meeting, subject to a vote of our stockholders.

      The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors are as follows:

      Denis A. O'Connor - President and Chief Executive Officer and Director. Mr. O'Connor joined us on March 23, 2005 as President and Chief Executive Officer and as a member of our Board of Directors. He was a member of the Executive Committee of the Board of Directors from March 2005 until the committee was dissolved in December 2005. Mr. O'Connor was Senior Vice President
- Sales, Marketing and Service of DOBI Medical International, Inc., a publicly-traded company focused on breast imaging technology, where he was responsible for the commercial leadership of the business, from December 2003 to March 2005. Mr. O'Connor has held senior management positions at Philips Medical Systems, Sony Medical Systems and Lockheed Martin Medical Systems. From March 1997 to June 2000, Mr. O'Connor was President and Chief Executive Officer of Life Imaging Systems, Inc. From July 2000 to May 2003, Mr. O'Connor was Chairman and Chief Executive Officer of Advanced Imaging Technologies, Inc., a medical imaging company. Mr. O'Connor received an M.B.A. from New York University's Stern School of Business and a B.S. in Computer Science and Business Administration from the City College of New York. He is also a graduate of Columbia University School of Radiological Technology, from which he received his certification in Radiologic Technology.

      Joseph T. Casey - Director. Mr. Casey became a member of our Board of Directors in January 2004. He has also been a member of the Audit Committee of the Board of Directors since January 2004 and the chairman of that committee since March 2006. Mr. Casey has been a member of the Nominations and Governance Committee of the Board of Directors since March 2006. He is also a member of the Board of Directors of Meridian Automotive Systems, Inc., a privately held company. Mr. Casey retired as Vice Chairman and Chief Financial Officer of Litton Industries, Inc., a 3.6 billion aerospace and defense company, in March 1994, and had held various positions at Litton Industries beginning in October 1963. Mr. Casey served as Vice Chairman, and Chief Financial Officer of Western Atlas Inc., a global supplier of oilfield information services and industrial automation systems with annual revenues of more than $2.5 billion, from March 1994 until August 1996. Mr. Casey served on the Boards of Directors of Western Atlas, Inc. and Baker Hughes, Inc. from 1994 to 2002. He was a director of Pressure Systems, Inc. from October 1997 through July 2004, and a director and member of the Audit and Compliance Committee of UNOVA, Inc. from September 1998 until his retirement in May 2005. Mr. Casey has been a member of the Board of Trustees of Claremont McKenna College from 1988 until his retirement from the Board in 2003. He has been a member of the Board of Trustees and of the Don Bosco Technical Institute since 1972. He had also been a member of the Board of Overseers of the Center for Russia and Asia of the Rand Corporation since 1997. Mr. Casey received a B.S. degree from Fordham University and is a licensed certified public accountant in New York and New Jersey.

      Michael A. Davis, M.D., D.Sc. - Director. Dr. Davis has been a member of our Board of Directors since December 14, 2004. From 1995 until December 2004, Dr. Davis served as a Director of E-Z-EM, Inc., a leader in the design, manufacture and marketing of contrast media for gastrointestinal tract radiology, and has been its Medical Director since 1994 and was its Technical Director from 1997 to 2000. Since December 2004, Dr. Davis has been a Director Emeritus of E-Z-EM, Inc. Dr. Davis was a Visiting Professor of Radiology at Harvard Medical School and Visiting Scientist in Radiology at Massachusetts General Hospital in 2002 and 2003. He has also served as Senior Vice President and Chief Medical Officer of MedEView, Inc., a radiology informatics company, from 2002 to 2003. He was Professor of Radiology and Nuclear Medicine and Director of the Division of Radiologic Research, University of Massachusetts Medical Center, from 1980 to 2002. During 1999, he also served as the President and Chief Executive Officer of Amerimmune Pharmaceuticals, Inc. and its wholly-owned subsidiary, Amerimmune, Inc., which were involved in pharmaceutical research, and served as a director there from 1999 to 2003. Dr. Davis is also a director of MacroChem Corp., a publicly-traded specialty pharmaceutical company.

      Mark A. Fauci - Director. Mr. Fauci is our founder and has, since privately-held OmniCorder's incorporation in 1997, served as a director. He served as our President and Chief Executive Officer since privately-held OmniCorder's incorporation until December 2004. Mr. Fauci signed a two year consulting agreement with our company. Prior to 1997, Mr. Fauci served in a variety of roles at Reuters Health Information Services, a Reuters-owned, start-up company based in New York. Among his roles at Reuters, Mr. Fauci headed New Business Development, and was responsible for building strategic relationships in the United States and Europe, developing strategic technical business plans and exploring commercial applications of technology developed in private and government research laboratories. Before joining Reuters, Mr. Fauci served as President of E.C.A., Inc., a consulting firm specializing in the field of computer-aided design and digital-imaging systems. In the seven prior years, he was an engineer at Standard Microsystems Corporation and General Instruments. His work at these companies included research, development and the manufacture of application specific integrated circuits utilizing the same manufacturing processes now employed in the manufacturing of state-of-the-art infrared imaging sensors. Mr. Fauci received a B.S. degree in Science from the State University of New York at Stony Brook and an M.B.A. degree from Dowling College.

      Jed Schutz - Director. Mr. Schutz had been a director of privately-held OmniCorder since December 2002, and became a member of our Board of Directors on December 19, 2003. He has also been a member of the Compensation Committee of the Board of Directors since January 2004 and the chairman of that committee since May 2006. He was a member of the Executive Committee of the Board of Directors from November 2004 until the committee was dissolved in December 2005. For more than the past five years, Mr. Schutz has been a private investor and advisor to emerging technology companies, as well as a real estate developer. He is the Chairman of the Board of Campusfood.com, Inc., a company in the online food ordering business. He also currently serves as a director of Greenshoe, Inc., an alternative electronic payments company. He served as a director from 1993 to 1999, and for one year as Chairman of the Board, of FRM Nexus, a publicly-held company engaged primarily in medical financing. Mr. Schutz received a B.S. degree in biology from Duke University and a post-graduate Certificate in Business from New York University.

      William J. Wagner - Director. Mr. Wagner became a member of our Board of Directors in January 2004. He has been serving as Lead Director of the Board of Directors since January 2006. Mr. Wagner has also been a member of the Audit Committee of the Board of Directors since January 2004, serving as chairman of that committee from January 2004 to March 2006. He was a member of the Executive Committee of the Board of Directors from November 2004 until the committee was dissolved in December 2005. Mr. Wagner has been a Managing Director of Dauk/Wagner Investments, LLC, a private investment firm focused primarily on early-stage companies, since 1994. Prior to then, Mr. Wagner was a Managing Director and Co-Head of the Mergers & Acquisitions Group at Smith Barney from 1980 to 1993. Mr. Wagner received an M.B.A. degree from Wharton Graduate School of Business and a B.S. degree from the University of Pennsylvania.

      James Wavle - Nominated for appointment as a new Director. Mr. Wavle has more than thirty-five years of experience in the health care field, serving in senior management positions since 1974. He has operational experience in both a large pharmaceutical company and a major biotechnology firm. Since 2004, Mr. Wavle has been a member of the Board of Directors of Polymerix Corporation, a privately-held, development stage medical device and specialty pharmaceutical company utilizing therapeutic polymer technology. From 1997 to 2003, he served as Chairman, President & CEO of Therics, Inc., a high-technology healthcare company. In addition, from 2001 to 2003, he served as President of Molecumetics, Ltd., a drug discovery company. He also served as President of Tredegar Biotech from 2000 to 2003. At that time, Molecumetics, Ltd. was a subsidiary of Tredegar Corporation, as was Therics, which became a Tredegar subsidiary in 1999. From 1987 until his retirement in 1992, Mr. Wavle served as President and later as CEO of Centocor, Inc., where he guided the corporation's transition from a diagnostics firm into a multinational biopharmaceutical company with manufacturing and sales organizations in the United States and Europe. From 1981 to 1987, he served as President of Parke-Davis, the pharmaceutical unit of Warner-Lambert, where he was responsible for manufacturing, marketing and sales, as well as worldwide pharmaceutical research. Earlier, he was Senior Vice President & General Counsel of Warner-Lambert Company. Mr. Wavle holds a B.A. from Adelphi University, a J.D. from Georgetown University, and an L.L.M. in International Law from New York University.

      PROPOSAL 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR
                       AUTHORIZED SHARES OF COMMON STOCK

      Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000. The Company currently has authorized Common Stock of 50,000,000 shares and approximately 33,409,772 issued and 30,732,772 shares of Common Stock are outstanding as of May 19, 2006. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

      The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

      As of the Record Date, a total of 30,732,772 shares of the Company's currently authorized 50,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

      The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

      Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

SECURED CONVERTIBLE NOTES

      To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with four accredited investors, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners, LLC, on November 14, 2005 for the sale of (i) $4,000,000 in secured convertible notes and (ii) warrants to buy 4,000,000 shares of our common stock. The investors are obligated to provide us with an aggregate of $4,000,000 as follows:

      o     $1,000,000 was disbursed on November 15, 2005;

      o     $1,000,000 was disbursed on January 4, 2006;

      o     $600,000 was disbursed on May 10, 2006; and

      o $1,400,000 will be disbursed within two days of the effectiveness of this prospectus.

      Accordingly, we have received a total of $2,600,000 pursuant to the Securities Purchase Agreement. The proceeds received from the sale of the secured convertible notes will be used to support the Company's commercialization activities for its BioScanIR(R) System and for working capital purposes.

      The secured convertible notes bear interest at 8%, unless the common stock of the Company is greater than $0.2875 per share for each trading day of a month, in which event no interest is payable during such month. The secured convertible notes mature three years from the date of issuance, and are convertible into the Company's common stock, at the investors' option, at a 40% discount to the average of the three lowest trading prices of the common stock during the 20 trading day period prior to conversion. At the Company's option, in any month where the current stock price is below the Initial Market Price (100% of the volume weighted average price of the Company's common stock for the five days prior to closing), the Company can pay the outstanding principal and interest due for that month and this will stay any conversions for that month. The beneficial conversion feature of such discounted conversion will be amortized over the three-year life of the loan.

      The full principal amount of the secured convertible notes are due upon a default under the terms of secured convertible notes. In addition, the Company granted the investors a security interest in substantially all of its assets and intellectual property. The Company is required to file a registration statement with the Securities and Exchange Commission within 45 days of closing, which will include 200% of the common stock underlying the secured convertible notes, and the warrants. If the registration statement is not declared effective within 120 days from the date of closing, the Company is required to pay liquidated damages to the investors. In the event that the Company breaches any representation or warranty in the Securities Purchase Agreement, the Company is required to pay liquidated damages in shares or cash, at the election of the Company, in an amount equal to three percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

      The warrants are exercisable until five years from the date of issuance at a purchase price of $0.65 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the Investors exercise the warrants on a cashless basis, then the Company will not receive any proceeds. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the secured convertible notes issued pursuant to the Securities Purchase Agreement.

      Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for the Company's shares of common stock for the five trading days immediately preceding such issuance as set forth on the Company's principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by the Company in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

      The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the selling stockholder's position.

      The investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

      The following are the risks associated with entering into the Securities Purchase Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR SECURED CONVERTIBLE NOTES AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

      As of May 19, 2006, we had 33,409,772 shares of common stock issued and 30,732,772 shares outstanding, secured convertible notes outstanding that may be converted into an estimated 20,634,921 shares of common stock at current market prices, not inclusive of the 200% of the shares underlying the secured convertible notes, and outstanding warrants to purchase 2,600,000 shares of common stock. Additionally, we have an obligation to sell secured convertible notes that may be converted into an estimated 11,111,111 shares of common stock at current market prices and issue warrants to purchase 1,400,000 shares of common stock in the near future. As of May 19, 2006, there were 1,851,423 shares of series A preferred stock convertible into 4,739,643 shares of common stock and 1,369,669 shares of series B preferred stock convertible into 1,753,176 shares of common stock issued and outstanding. Further, as of May 19, 2006, we have the following shares of our common stock underlying outstanding securities:
(i) 7,946,057 shares underlying options issued pursuant to our 1998 and 2005 stock option plans, and (ii) 8,216,666 shares underlying stock purchase warrants. In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes may increase if the market price of our stock declines. All of the shares issuable upon conversion of the secured convertible notes and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

      Our obligation to issue shares upon conversion of our secured convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our $4,000,000 secured convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the average of the three lowest intraday prices during the 20 trading days preceding May 19, 2006 of $0.23.

% Below Market   Price Per Share   Discount of 40%  Number of Shares Issuable
--------------   ---------------   ---------------   -------------------------
      25%              $.1575           $.0945              42,328,042
      50%              $.1050           $.0630              63,492,063
      75%              $.0525           $.0315             126,984,127

      As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES MAY HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.

      The secured convertible notes are convertible into shares of our common stock at a 40% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the selling stockholders convert and sell material amounts of common stock could have an adverse effect on our stock price. In addition, not only the sale of shares issued upon conversion or exercise of secured convertible notes and warrants, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE SECURED CONVERTIBLE NOTES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

      The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the selling stockholders may ultimately convert and sell the full amount issuable on conversion. Although AJW Partners, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd., and New Millennium Partners II, LLC may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.99% of our outstanding common stock, this restriction does not prevent AJW Partners, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd., and New Millennium Partners II, LLC from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, AJW Partners, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd., and New Millennium Partners II, LLC could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

IN THE EVENT THAT OUR STOCK PRICE DECLINES, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE SECURED CONVERTIBLE NOTES AND REGISTERED PURSUANT TO THIS PROSPECTUS MAY NOT BE ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT REGISTRATION STATEMENT COVERING ADDITIONAL SHARES AND FURTHER AMEND OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK. IF THE SHARES WE HAVE ALLOCATED AND ARE REGISTERING HEREWITH ARE NOT ADEQUATE AND WE ARE REQUIRED TO FILE AN ADDITIONAL REGISTRATION STATEMENT, WE MAY INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.

      Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we will allocate 57,971,014 shares to cover the conversion of the secured convertible notes, representing 200% of the shares underlying the notes. In the event that our stock price decreases, the shares of common stock we intend to allocate for conversion of the secured convertible notes and are registering hereunder may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement and further amend our Articles of Incorporation to increase our authorized shares of common stock, we may incur substantial costs in connection with the preparation and filing of such registration statement.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING SECURED CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

      In November 2005, we entered into a Securities Purchase Agreement for the sale of an aggregate of $4,000,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with 8% interest, three years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $2,600,000 secured convertible notes outstanding, the investors are obligated to purchase additional secured convertible notes in the aggregate of $1,400,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we were required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

IF AN EVENT OF DEFAULT OCCURS UNDER THE SECURITIES PURCHASE AGREEMENT, SECURED CONVERTIBLE NOTES, WARRANTS, SECURITY AGREEMENT OR INTELLECTUAL PROPERTY SECURITY AGREEMENT, THE INVESTORS COULD TAKE POSSESSION OF ALL OUR GOODS, INVENTORY, CONTRACTUAL RIGHTS AND GENERAL INTANGIBLES, RECEIVABLES, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND INTELLECTUAL PROPERTY.

      In connection with the Securities Purchase Agreements we entered into in November 2005, we executed a Security Agreement and an Intellectual Property Security Agreement in favor of the investors granting them a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The Security Agreements and Intellectual Property Security Agreements state that if an even of default occurs under the Securities Purchase Agreement, Secured Convertible Notes, Warrants, Security Agreements or Intellectual Property Security Agreements, the Investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

DUE TO THE INDETERMINATE NUMBER OF COMMON SHARES WHICH WE MAY BE REQUIRED TO ISSUE UNDERLYING OUR SECURED CONVERTIBLE NOTES, AND OUR PREVIOUSLY ISSUED CONVERTIBLE INSTRUMENTS, SUCH AS OUR SERIES A AND B CONVERTIBLE PREFERRED STOCK, WARRANTS AND STOCK OPTIONS, WE MAY NOT HAVE ENOUGH AUTHORIZED COMMON SHARES TO HONOR CONVERSION REQUESTS FOR OUR SECURED CONVERTIBLE NOTES OR SELL EQUITY SECURITIES IN FUTURE PERIODS.

      In November 2005, we entered into a Securities Purchase Agreement for the sale of an aggregate of $4,000,000 principal amount of secured convertible notes. The agreement provides that the conversion price of the notes is equal to a 40% discount to the average of the three lowest prices our common stock during the 20 day trading period prior to conversion of the notes. At the present time, the number of shares of common stock that we may need to issue, pursuant to this provision of the agreement, is indeterminate. The potential effect of this provision could cause us not to have enough shares of common stock to honor conversion requests for the notes and our previously issued convertible instruments, such as our Series A and B Convertible Preferred Stock, warrants and non-employee stock options, or have the ability to sell equity securities in future periods.

WE ARE REQUIRED TO PAY LIQUIDATED DAMAGES PURSUANT TO OUR NOVEMBER 2005 REGISTRATION RIGHTS AGREEMENT AS A RESULT OF OUR FAILURE TO HAVE A REGISTRATION STATEMENT DECLARED EFFECTIVE PRIOR TO MARCH 14, 2006, AND THE PAYMENT OF LIQUIDATED DAMAGES WILL RESULT IN DEPLETING OUR WORKING CAPITAL AND WE MAY BE REQUIRED TO SEEK ADDITIONAL FUNDING TO SATISFY SUCH PAYMENT.

      Pursuant to the terms of our registration rights agreement entered into in connection with our November 2005 securities purchase agreement, if we did not have a registration statement registering the shares underlying the secured convertible notes and warrants declared effective on or before March 14, 2006, we are obligated to pay liquidated damages in the amount of 2.0% per month of the face amount of the issued and outstanding secured convertible notes, which equals $40,000, until the registration statement is declared effective. For example, if we are required to pay liquidated damages for one month on April 14, 2006, we will be required to pay $40,000 (2.0% of the $2,000,000 of secured convertible notes outstanding on April 14, 2006). As of the date hereof, the investors have not demanded payment of the liquidated damages. The payment of liquidated damages will result in depleting our working capital and we may be required to seek additional funding to satisfy such payment.

  PROPOSAL 3: APPROVAL OF THE INCREASE IN AUTHORIZED SHARES ISSUABLE UNDER OUR
                        2005 INCENTIVE COMPENSATION PLAN

Background and Purpose

      On March 7, 2005, the board of directors of our company adopted and approved a new 2005 Incentive Compensation Plan, which we refer to as the 2005 Plan, and a majority of our stockholders approved the 2005 Plan at our 2005 Annual Meeting of Stockholders. On October 28, 2005, our board of directors approved an increase to the number of shares of common stock issuable under the 2005 Plan from 5,000,000 to 10,000,000 shares, and recommended that it be submitted to our stockholders for their approval at the next annual meeting.

      The purpose of the 2005 Plan is to provide a means for our company and its subsidiaries and other designated affiliates, which we refer to as Related Entities, to attract key personnel to provide services to our company and the Related Entities, as well as, to provide a means whereby those key persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of our company and its Related Entities and promoting the mutuality of interests between participants and our stockholders. A further purpose of the 2005 Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of our company and its Related Entities, and provide participants with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

      The terms of the 2005 Plan provide for grants of stock options, stock appreciation rights or SARs, restricted stock, deferred stock, other stock related awards and performance awards that may be settled in cash, stock or other property.

      As of May 19, 2006, 4,690,000 awards have been granted under the 2005 Plan, of which 330,000 were restricted stock grants and 4,690,000 were stock option grants. Of the 4,690,000 awards, 1,825,000 were granted to our new CEO, 867,000 were issued to employees, 33,000 were granted to management advisory consultants and 1,635,000 were granted to outside directors for their service to the Company in 2004, 2005 and 2006.

      The following is a summary of certain principal features of the 2005 Plan. This summary is qualified in its entirety by reference to the complete text of the 2005 Plan. Stockholders are urged to read the actual text of the 2005 Plan in its entirety which is set forth as Exhibit 3 to this information statement.

      Initially, the total number of shares of our common stock that may be subject to the granting of awards under the 2005 Plan were equal to 5,000,000 shares, plus the number of shares with respect to which awards previously granted thereunder are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements. On October 28, 2005, the Board of Directors of the Company voted to increase the total number of awards allowable under the 2005 Plan to 10,000,000 shares.

      Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the 2005 Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

      In addition, the 2005 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of our common stock, deferred shares of our common stock, shares as a bonus or in lieu of other company obligations, and other stock based awards granted to any one participant may not exceed 250,000 for each type of such award, subject to adjustment in certain circumstances. Such an adjustment was made in the case of the award to Denis A. O'Connor, our President and Chief Executive Officer. The maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $5,000,000, and in respect of a performance period greater than one year is $5,000,000 multiplied by the number of full years in the performance period.

      A committee of our Board of Directors, which we refer to as the Committee, is to administer the 2005 Plan. See "Administration." The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of our company common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our company common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

      The persons eligible to receive awards under the 2005 Plan are the officers, directors, employees and independent contractors of our company and our Related Entities. An employee on leave of absence may be considered as still in our employ or in the employ of a Related Entity for purposes of eligibility for participation in the 2005 Plan.

Administration

      Our Board of Directors shall select the Committee that will administer the 2005 Plan. All Committee members must be "non-employee directors" as defined by Rule 16b-3 of the Exchange Act, "outside directors" for purposes of Section 162(m) of the Code, and independent as defined by NASDAQ or any other national securities exchange on which any securities of our company may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, our Board of Directors may exercise any power or authority granted to the Committee. Subject to the terms of the 2005 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our company common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2005 Plan and make all other determinations that may be necessary or advisable for the administration of the 2005 Plan.

Stock Options and SARs

      The Committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of our company common stock on the date of exercise (or the "change in control price," as defined in the 2005 Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of our company common stock on the date of grant. For purposes of the 2005 Plan, the term "fair market value" means the fair market value of our company common stock, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee or our Board of Directors, the fair market value of our company common stock as of any given date shall be the closing sales price per share of our company common stock as reported on the principal stock exchange or market on which our company common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the Committee except that no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the Committee otherwise determines will not result in a financial accounting charge to our company), outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee. SARs granted under the 2005 Plan may include "limited SARs" exercisable for a stated period of time following a change in control of our company or upon the occurrence of some other event specified by the Committee, as discussed below.

Restricted and Deferred Stock

      The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our company common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of a shareholder of our company, unless otherwise determined by the Committee. An award of deferred stock confers upon a participant the right to receive shares of our company common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

      The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our company common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our company common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our company common stock, awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

      The Committee is authorized to grant shares of our company common stock as a bonus free of restrictions, or to grant shares of our company common stock or other awards in lieu of our company obligations to pay cash under the 2005 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock Based Awards

      The Committee is authorized to grant awards under the 2005 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our company common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our company common stock, purchase rights for shares of our company common stock, awards with value and payment contingent upon performance of our company or any other factors designated by the Committee, and awards valued by reference to the book value of shares of our company common stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such awards.

Performance Awards

      The right of a participant to exercise or receive a grant or settlement of an award, and the timing, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the 2005 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our company common stock or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as "performance based compensation" not subject to the limitation on tax deductibility by our company under Code Section 162(m). For purposes of
Section 162(m), the term "covered employee" means our chief executive officer and each other person whose compensation is required to be disclosed in our company's filings with the SEC by reason of that person being among the four highest compensated officers of our company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee, not our Board of Directors.

      Subject to the requirements of the 2005 Plan, the Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for our company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of our company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for performance awards to "covered employees" that are intended to qualify under Section 162(m):
(1) earnings per share; (2) revenues or margin; (3) cash flow; (4) operating margin; (5) return on net assets; (6) return on investment; (7) return on capital; (8) return on equity; (9) economic value added; (10) direct contribution; (11) net income, (12) pretax earnings; (13) earnings before interest, taxes, depreciation and amortization; (14) earnings after interest expense and before extraordinary or special items; (15) operating income; (16) income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of our company; (17) working capital; (18) management of fixed costs or variable costs; (19) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (20) total shareholder return; (21) debt reduction; and (22) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges,
(ii) an event either not directly related to the operations of our company or not within the reasonable control of our company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

      In granting performance awards, the Committee may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2005 Plan (including, for example, total shareholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a performance period, the Committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

      After the end of each performance period, the Committee will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (ii) the amount of any other potential performance awards payable to participants in the 2005 Plan. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

      Awards may be settled in the form of cash, shares of our company common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of our company common stock or other property in trusts or make other arrangements to provide for payment of our company's obligations under the 2005 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our company common stock or other property to be distributed will be withheld (or previously acquired shares of our company common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2005 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b 3 of the Exchange Act.

      Awards under the 2005 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2005 Plan awards or under other company plans, or other rights to payment from our company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

      The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a "change in control" of our company, as defined in the 2005 Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of our company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

Amendment and Termination

      Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Plan or the Committee's authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our company common stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2005 Plan which might increase the cost of the 2005 Plan or alter the eligibility of persons to receive awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the 2005 Plan will terminate at such time as no shares of our company common stock remain available for issuance under the 2005 Plan and our company has no further rights or obligations with respect to outstanding awards under the 2005 Plan.

Federal Income Tax Consequences of Awards

      The 2005 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

      Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the 2005 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

      If an optionee pays for shares of stock on exercise of an option by delivering shares of our company's stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered.

      The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

      Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

      Incentive Stock Options. The 2005 Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

      If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

      An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

      For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

      Our company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

      Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2005 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

      The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2005 Plan the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights

      Our company may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2005 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

      With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

      With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

      In general, there will be no federal income tax deduction allowed to our company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, our company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

      Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. Our company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

      Section 409A. Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to "nonqualified deferred compensation plans," including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer's financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the awards to be granted under this 2005 Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, discounted stock options, deferred stock and SARs that are not payable in shares of our company stock. It is our company's intention that any award agreement that will govern awards subject to Section 409A will comply with these new rules.

      Section 162 Limitations. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Our Company intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such "performance based compensation," so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of our company to ensure that options under the 2005 Plan will qualify as "performance based compensation" that is fully deductible by our company under Section 162(m).

New Plan Benefits

      The following stock options will be received by James Wavle subject to stockholder approval to elect him as a new member of our Board of Directors. Mr. Wavle will receive 30,000 stock options to purchase 30,000 shares of our common stock from our 2005 Incentive Plan in lieu of cash payment for his participation, attendance at Board and committee meetings and service to us through September 2006. These 10-year stock options vest immediately and have an exercise price of $0.24 per share. As an outside director, he will also be granted 150,000 stock options to purchase shares of our common stock from our 2005 Incentive Plan for their service to us in 2006. The 10-year stock options vest immediately and have an exercise price of $0.24 per share. These options are subject to stockholder approval to increase the authorized shares under the 2005 Incentive Compensation Plan.

                 The Board recommends a vote FOR this proposal.

                          REPORT OF THE AUDIT COMMITTEE

      The following Report of the Audit Committee, covering our fiscal year ended December 31, 2005, shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act. Such report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

      The Audit Committee of our Board of Directors is composed of "independent directors" as defined in Section 121(A) of the American Stock Exchange's listing standards. In 2005, the Audit Committee held eight regularly scheduled, in person meetings. The Audit Committee has adopted, and annually reviews, a Charter outlining the practices it follows. The Charter complies with all current regulatory requirements.

      The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. Our independent auditors are responsible for performing an audit of our financial statements and expressing an opinion on such financial statements and their conformity with generally accepted accounting principles.

      Management has reviewed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.

      In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

      o Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

      o Based on the auditors' experience, and their knowledge of our company, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

      o Based on the auditors' experience, and their knowledge of our company, have we implemented effective internal controls over financial reporting and internal audit procedures that are appropriate for us?

      The Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

      The Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communications with audit committees), and other regulations. The Committee received and discussed with the auditors their annual written report on their independence from us and our management, which is made under Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of non-audit services provided by them to us during 2005 was compatible with the auditors' independence.

      In performing all of these functions, the Audit Committee acts in an oversight capacity. The Committee reviews our earnings releases before issuance and quarterly and annual reporting on Form 10-QSB and Form 10-KSB prior to filing with the SEC. In its oversight role, the Committee relies on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors, who, in their report, express an opinion on such financial statements and their conformity generally accepted accounting principles.

      The Audit Committee has also considered whether the independent auditors' provision of non-audit services to us is compatible with maintaining the auditors' independence.

      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the SEC.

                                 Audit Committee
                           Joseph T. Casey (Chairman)
                                 William Wagner

ITEM 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has appointed Marcum & Kliegman LLP to serve as independent auditors for the year ending December 31, 2005. Marcum & Kliegman LLP has served as our independent auditors since 2003, and is considered by our management to be well qualified.

      The following table sets forth the aggregate fees billed or to be billed to us by Marcum & Kliegman LLP for the fiscal years ended December 31, 2005 and 2004:

                                                      2005             2004
                                                   ----------       ----------
            Audit Fees                              $131,000         $184,000
            Audit-Related Fees                      $110,000          $77,000
            Tax Fees                                 $12,000          $12,000
            All Other Fees                                --               --

      All services performed by Marcum & Kliegman LLP were pre-approved by the Audit Committee in accordance with its pre-approval policy adopted in 2004. The policy describes the audit, audit-related, tax, and other services permitted to be performed by the independent auditors, subject to the Audit Committee's prior approval of the services and fees. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require separate pre-approval by the committee.

      The Board recommends a vote FOR the appointment of Marcum & Kliegman LLP as independent auditors.

                                   FORM 10-KSB

UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO US, ATTENTION: SECRETARY, ADVANCED BIOPHOTONICS INC. 125 WILBUR PLACE, SUITE 120, BOHEMIA, NEW YORK 11716, WE WILL PROVIDE WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                        COMMUNICATIONS WITH STOCKHOLDERS

      Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Celia Schiffner, Controller, Advanced BioPhotonics Inc., 125 Wilbur Place, Suite 120, Bohemia, New York 11716. All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

                  DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

      Proposals that a stockholder desires to have included in our proxy materials for our 2007 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by our Secretary at our principal office no later than January 25, 2007. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. Our By-laws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, which the stockholder wishes to bring before a meeting of our stockholders. In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by our Secretary not more than 180 days prior to the anniversary of the preceding year's annual meeting. With respect to stockholder proposals, the stockholder's notice to our Secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in our By-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to our Secretary must contain certain information set forth in our By-laws about both the nominee and the stockholder making the nominations. If a stockholder desires to have a proposal included in our proxy materials for our 2006 Annual Meeting of Stockholders and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to Advanced BioPhotonics Inc., 125 Wilbur Place, Suite 120, Bohemia, New York 11716 Attn:
Secretary.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

      We know of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

                             SOLICITATION OF PROXIES

      The expense of this solicitation of proxies will be borne by us. Solicitations will be made only by use of the mail except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegraph or personal calls. We have retained The Proxy Advisory Group, LLC, 575 Madison Avenue, 10th Floor, New York, New York 10022-2518, to aid in the solicitation. For these services, we will pay The Proxy Advisory Group a fee of $5,000 and reimburse it for customary out-of-pocket disbursements and expenses. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and we will reimburse them for their reasonable expenses incurred in this effort.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Mr. William Wagner
                                        Lead Director

                                    Exhibit 1

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF

                           ADVANCED BIOPHOTONICS INC.

      The undersigned, being the Chief Executive Officer and Secretary of ADVANCED BIOPHOTONICS INC., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

      1. The Certificate of Incorporation of the Corporation is hereby amended by replacing the first paragraph of Section 1 of Article Four in its entirety, with the following:

            "Section 1. Authorized Shares. The Corporation shall have the authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock which the Corporation shall have authority to issue is TWO HUNDRED TEN MILLION (210,000,000) shares, of which TWO HUNDRED MILLION (200,000,000) shares shall be Common Stock and TEN MILLION (10,000,000) shares shall be Preferred Stock. Each share of Common Stock shall have a par value of $.001, and each share of Preferred Stock shall have a par value of $.01."

      2. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Denis A. O'Connor, its Chief Executive Officer, and Kevin J. Healy, its Secretary, this __th day of _______________________, 2006.

                                   ADVANCED BIOPHOTONICS, INC.

                                   By:
                                      -------------------------------------
                                      Denis A. O'Connor, Chief Executive Officer

                                   By:
                                      -------------------------------------
                                      Kevin J. Healy, Secretary

                                    Exhibit 2

                ================================================

                           ADVANCED BIOPHOTONICS INC.

                              AMENDED AND RESTATED

                        2005 INCENTIVE COMPENSATION PLAN

                ================================================

                           ADVANCED BIOPHOTONICS INC.

                        2005 INCENTIVE COMPENSATION PLAN

1.   Purpose..........................................................................................1

2.   Definitions......................................................................................1

3.   Administration...................................................................................6

     (a)       Authority of the Committee.............................................................6
     (b)       Manner of Exercise of Committee Authority..............................................6
     (c)       Limitation of Liability................................................................6

4.   Shares Subject to Plan...........................................................................6

     (a)       Limitation on Overall Number of Shares Available for Delivery Under Plan...............6
     (b)       Application of Limitation to Grants of Award...........................................7
     (c)       Availability of Shares Not Delivered under Awards  and Adjustments to Limits...........7
     (d)       No Further Awards Under Prior Plan.....................................................8

5.   Eligibility; Per-Person Award Limitations........................................................8

6.   Specific Terms of Awards.........................................................................8

     (a)       General................................................................................8
     (b)       Options................................................................................8
     (c)       Stock Appreciation Rights.............................................................10
     (d)       Restricted Stock Awards...............................................................11
     (e)       Deferred Stock Award..................................................................12
     (f)       Bonus Stock and Awards in Lieu of Obligations.........................................12
     (g)       Dividend Equivalents..................................................................13
     (h)       Performance Awards....................................................................13
     (i)       Other Stock-Based Awards..............................................................13

7.   Certain Provisions Applicable to Awards.........................................................13

     (a)       Stand-Alone, Additional, Tandem, and Substitute Awards................................13
     (b)       Term of Awards........................................................................14
     (c)       Form and Timing of Payment Under Awards; Deferrals....................................14
     (d)       Exemptions from Section 16(b) Liability...............................................14

8.   Code Section 162(m) Provisions..................................................................14

     (a)       Covered Employees.....................................................................14
     (b)       Performance Criteria..................................................................15
     (c)       Performance Period; Timing for Establishing Performance Goals.........................15
     (d)       Adjustments...........................................................................15
     (e)       Committee Certification...............................................................15

9.   Change in Control...............................................................................15

     (a)       Effect of Change in Control...........................................................15
     (b)       Definition of Change in Control.......................................................16

10.  General Provisions..............................................................................17

     (a)       Compliance With Legal and Other Requirements..........................................17
     (b)       Limits on Transferability; Beneficiaries..............................................18
     (c)       Adjustments...........................................................................18
     (d)       Taxes.................................................................................19
     (e)       Changes to the Plan and Awards........................................................19
     (f)       Limitation on Rights Conferred Under Plan.............................................20
     (g)       Unfunded Status of Awards; Creation of Trusts.........................................20
     (h)       Nonexclusivity of the Plan............................................................20
     (i)       Payments in the Event of Forfeitures; Fractional Shares...............................20
     (j)       Governing Law.........................................................................20
     (k)       Non-U.S. Laws.........................................................................20
     (l)       Plan Effective Date and Shareholder Approval; Termination of Plan.....................20

                           ADVANCED BIOPHOTONICS INC.

                              AMENDED AND RESTATED

                        2005 INCENTIVE COMPENSATION PLAN

      1. Purpose. The purpose of this AMENDED AND RESTATED 2005 INCENTIVE COMPENSATION PLAN (the "Plan") is to assist Advanced BioPhotonics Inc., a Delaware corporation (the "Company") and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

      2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

            (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

            (b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

            (c) "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

            (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

            (e) "Board" means the Company's Board of Directors.

            (f) "Cause" shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

            (g) "Change in Control" means a Change in Control as defined with related terms in Section 9(b) of the Plan.

            (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

            (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) "Independent."

            (j) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

            (k) "Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence,
(ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

            (l) "Covered Employee" means an Eligible Person who is a "covered employee" within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

            (m) "Deferred Stock" means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

            (n) "Deferred Stock Award" means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

            (o) "Director" means a member of the Board or the board of directors of any Related Entity.

            (p) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

            (q) "Discounted Option" means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

            (r) "Discounted Stock Appreciation Right" means any Stock Appreciation Right awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

            (s) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

            (t) "Effective Date" means the effective date of the Plan, which shall be March 7, 2005.

            (u) "Eligible Person" means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

            (v) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

            (w) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

            (x) "Executive Committee" means the Executive Committee of the
Board.

            (y) "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

            (z) "Good Reason" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Good Reason" shall have the equivalent meaning or the same meaning as "good reason" or "for good reason" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

            (aa) "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

            (bb) "Independent," when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

            (cc) "Incumbent Board" means the Incumbent Board as defined in
Section 9(b)(ii) of the Plan.

            (dd) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

            (ee) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

            (ff) "Option Proceeds" means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant's withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

            (gg) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

            (hh) "Outside Director" means a member of the Board who is not an Employee.

            (ii) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

            (jj) "Performance Award" shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

            (kk) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

            (ll) "Performance Share" means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

            (mm) "Performance Unit" means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

            (nn) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

            (oo) "Prior Plan" means the Company's 1998 Stock Option Plan.

            (pp) "Related Entity" means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

            (qq) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

            (rr) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

            (ss) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

            (tt) "Shareholder Approval Date" means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

            (uu) "Shares" means the shares of common stock of the Company, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

            (vv) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

            (ww) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

            (xx) "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

      3. Administration.

            (a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the "Committee" shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

            (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

            (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      4. Shares Subject to Plan.

            (a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 10,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

            (b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

            (c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

                  (i) If any Shares subject to an Award, or any award under the Prior Plan that was outstanding on the Effective Date, are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award, or any Award under the Prior Plan, that was outstanding on the Effective Date, is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

                  (ii) In the event that any Option or other Award granted hereunder, or any Award under the Prior Plan that was outstanding on the Effective Date, is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

                  (iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

                  (iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

                  (v) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

                  (vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

            (d) No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Effective Date.

      5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 250,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 250,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $5,000,000 with respect to any 12 month Performance Period, and (y) with respect to any Performance Period that is more than 12 months, $5,000,000 multiplied by the number of full years in the Performance Period.

      6. Specific Terms of Awards.

            (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant's Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

            (b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

                  (i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

                  (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

                  (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                        (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                        (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                  (iv) Automatic Grants to Outside Directors and Executive Committee Members.

                  (A) Annual Grants. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2005 and thereafter, (1) each Outside Director who will continue serving as a member of the Board thereafter shall receive an Option covering 30,000 Shares, (2) each member of the Executive Committee who will continue serving as a member of the Executive Committee shall receive an Option covering 15,000 Shares; and (3) the person who will continue serving as the Chairman of the Executive Committee shall receive, in addition to any Options granted pursuant to (1) and (2) above, an Option covering 10,000 Shares. A Participant who serves in more than one capacity shall be eligible for the foregoing awards applicable to each capacity in which the individual serves. Options granted under this Section 6(b)(iv)(A) shall become exercisable in 3 equal installments on each of the first three anniversaries of the date on which the Option is granted. An Outside Director or member of the Executive Committee who previously was an Employee shall be eligible to receive grants under this Section 6(b)(iv)(A).

                  (B) Exercise Price. The exercise price under all Options granted to an Outside Director or member of the Executive Committee under this
Section 6(b)(iv) shall be equal to 100% of the Fair Market Value of a Share on the date on which the Option is granted, payable in one of the forms determined by the Committee.

                  (C) Term. All Options granted to an Outside Director or member of the Executive Committee under this Section 6(b)(iv) shall terminate on the earliest of (a) the 10th anniversary of the date on which the Option is granted,
(b) the date three (3) months after the termination of the Service of the Outside Director or member of the Executive Committee for any reason other than death or total and permanent disability or (c) the date 12 months after the termination of such Service because of death or total and permanent disability.

                  (D) Other Awards. Outside Directors and members of the Executive Committee shall be eligible to receive any other Options or other Awards awarded by the Committee pursuant to this Plan.

            (c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a "Tandem Stock Appreciation Right"), or without regard to any Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

                  (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 75% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

                  (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

                  (iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

            (d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

                  (i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the "Restriction Period"). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to
Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                  (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

                  (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                  (iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

                  (v) Automatic Grants to Outside Directors and Executive Committee Members. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2005 and thereafter, (1) each Outside Director who will continue serving as a member of the Board thereafter shall receive an award of 30,000 Shares of Restricted Stock, which shall vest in two equal installments on each of the first two anniversaries of the date on which the Restricted Stock is granted; and, (2) each member of the Executive Committee who will continue serving as a member of the Executive Committee shall receive an award of 15,000 Shares of Restricted Stock. The Shares of Restricted Stock granted pursuant to this Section 6(d)(vi) shall vest in two equal installments on each of the first two anniversaries of the date on which the Restricted Stock is granted. A Participant who serves in more than one capacity shall be eligible for the foregoing awards applicable to each capacity in which the individual serves.

            (e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

                  (i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

                  (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant's Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

                  (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

            (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

            (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

            (h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

            (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

      7. Certain Provisions Applicable to Awards.

            (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price "discounted" by the amount of the cash compensation surrendered).

            (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under
Section 422 of the Code).

            (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the U.S. Securities and Exchange Commission thereunder, and all applicable rules of the Nasdaq Stock Market or any national securities exchange on which the Company's securities are listed for trading and, if not listed for trading on either the Nasdaq Stock Market or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

            (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under
Section 16(b).

      8. Code Section 162(m) Provisions.

            (a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

            (b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges,
(ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

            (c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

            (d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

            (e) Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Code Section 162(m).

      9. Change in Control.

            (a) Effect of "Change in Control." Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a "Change in Control," as defined in Section 9(b):

                  (i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

                  (ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

                  (iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

                  (iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant's employment in such successor company (other than for Cause) within 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 9(a)(i), (ii) and (iii) above.

            (b) Definition of "Change in Control." Unless otherwise specified in an Award Agreement, a "Change in Control" shall mean the occurrence of any of the following:

                  (i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and
(C) of subsection (iii) below; or

                  (ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      10. General Provisions.

            (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

            (b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

            (c) Adjustments.

                  (i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

                  (ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

                  (iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

            (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

            (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

            (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

            (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

            (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under
Section 162(m) of the Code.

            (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

            (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

            (k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

            (l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                 [logo to come]

                           Advanced BioPhotonics Inc.

                                  June 26, 2006

              -- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           ADVANCED BIOPHOTONICS INC.

The undersigned appoints Denis A. O'Connor and Kevin J. Healy, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Advanced BioPhotonics Inc., held of record by the undersigned at the close of business on May 15, 2006, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on June 26, 2006, at Inn At Great Neck, 30 Cutter Mill Road, Great Neck, NY 11021, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

       (Continued, and to be marked, dated and signed, on the other side)

              -- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

                                      PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.    ELECTION OF DIRECTORS:
                                                                                   FOR        WITHHOLD AUTHORITY
(To withhold authority to vote for any individual nominee,                         |_|                |_|
strike a line through that nominee's name in the list below)

Nominees are: Denis A. O'Connor, Joseph T. Casey, Michael A. Davis, M.D., D.
              Sc., Mark A. Fauci, Jed Schutz, William J. Wagner, and James Wavle

2.    PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR    FOR        AGAINST        ABSTAIN
      VALUE $.001 PER SHARE, OF THE COMPANY FROM 50,000,000 SHARES TO              |_|          |_|            |_|
      200,000,000 SHARES.

3.    PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK         FOR        AGAINST        ABSTAIN
      ISSUABLE PURSUANT TO THE 2005 INCENTIVE COMPENSATION PLAN FROM 5,000,000     |_|          |_|            |_|
      TO 10,000,000 SHARES.

4.    PROPOSAL TO RATIFY APPOINTMENT OF MARCUM & KLIEGMAN LLP AS INDEPENDENT       FOR        AGAINST        ABSTAIN
      AUDITORS.                                                                    |_|          |_|            |_|

5. In their discretion, the proxies are authorized to vote on such other business as may property come before the meeting

                                                                                   COMPANY ID:
                                                                                   PROXY NUMBER:
                                                                                   ACCOUNT
                                                                                   NUMBER:

Signature: ________________                 Signature: ________________            Date: ___________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.